UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2012

Item 1.  Report to Stockholders.

[Calvert VP SRI Strategic Portfolio]

[Calvert VP Money Market Portfolio]

[Calvert VP Small Cap Growth Portfolio]

[Calvert VP Income Portfolio]

[Calvert VP SRI Balanced Portfolio]

[Calvert VP SRI Equity Portfolio]

[Calvert VP SRI Mid Cap Growth Portfolio]

Calvert VP SRI Strategic Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS
an Ameritas. company

CALVERT VP SRI STRATEGIC PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc.

PERFORMANCE

For the year ended December 31, 2012, Calvert VP SRI Strategic Portfolio returned 12.34% versus a return of 16.00% for the Standard and Poor’s (S&P) 500 Index. The relative underper-formance resulted from poor stock selection, particularly in the Information Technology, Energy, Financials, and Materials sectors.

PROPOSED MERGER

The Directors of the Calvert Variable Series, Inc. have approved Calvert’s recommendation to solicit a shareholder vote for the merger of Calvert VP SRI Strategic Portfolio into Calvert VP S&P 500 Index Portfolio. Shareholders of Calvert VP SRI Strategic Portfolio will be asked to vote on the merger and must approve it before any change may take place. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.

INVESTMENT CLIMATE

Equities started the year strong as global inflation remained tame, and aggressive, accommodative monetary policy by central banks around the globe helped equity markets rally hard off the lows posted in the fall of 2011. Continuously improving U.S. economic data, strong corporate earnings, and policy steps toward mitigating the sovereign debt crisis in Europe also provided support for equity markets worldwide.

Despite the eurozone entering a double-dip recession, a material slowdown in emerging markets, particularly China, and the intensify-

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)
One year	12.34%
Five year	-1.53%
Ten year	6.41%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.95%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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ing policy stalemate in the United States, the Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices were all up for the year, returning 16.42%, 16.35%, 17.90%, and 18.63%, respectively.

In a reversal of a multi-year trend, value stocks outperformed growth stocks with the S&P 500 Value Index returning 17.68% while the S&P 500 Growth Index returned 14.61%. Within the S&P 500 Index, Financials, Consumer Discretionary, and Information Technology were the top-performing sectors in 2012, while Utilities, Energy, and Consumer Staples lagged.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Communications	1.0%
Consumer Discretionary	18.2%
Consumer Staples	4.6%
Energy	9.8%
Financials	16.7%
Health Care	17.0%
Industrials	8.9%
Information Technology	15.7%
Materials	2.1%
Short-Term Investments	0.1%
Telecommunication Services	5.9%
Total	100%

Gradual Economic Recovery in the U.S. Boosted by the Housing Market

Recession in Europe and the global economic slowdown have been de-emphasizing the contribution of exports to U.S. GDP, diminishing the manufacturing sector’s ability to be the main driver of U.S. economic growth. Conveniently, improvements in the U.S. consumer sector, helped by recovery in the housing sector, filled the gap and became a more important factor for a self-sustained U.S. economic recovery.

The U.S. labor market, while still weak, showed very encouraging signs of improvement during the year as the unemployment rate dropped to 7.8% by year end, the lowest in four years. Construction spending increased throughout the year, vehicle sales remained strong, and the U.S. service sector also continued to show signs of recovery. An improving consumer balance sheet allowed banks to increase lending. Consumer confidence showed signs of improvement while consumer spending patterns remained promising. The U.S. housing market continued to bottom out and recover during the year as historically low mortgage rates and low home prices supported housing activity.

Accommodative Policy by the Fed as Global Easing Cycle Continues

For much of the year, the Federal Open Market Committee (FOMC) maintained it was ready to act should economic conditions in the United States deteriorate and warrant further action. This so-called “Bernanke put” provided support for U.S. equity markets throughout the year, with investors believing the Fed would provide future liquidity injections if the economy faltered.

In June, the FOMC announced an extension of “Operation Twist” through the end of 2012 and later announced a third round of quantitative easing (QE3), making an open-ended commitment to purchase $40 billion of mortgage-backed securities each month until substantial improvements in the labor market could be seen. Outside the United States, the global easing cycle continued as policymakers around the globe continued their efforts toward easing monetary policies.

Good Corporate Earnings Support Equity Markets

Markets also found support in a string of good corporate earnings reports throughout the year, which helped drive improvements in investor sentiment. Improvements in top-line numbers driven by the economic recovery were

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encouraging. However, large U.S. companies began to face headwinds in their profits linked to the eurozone and some of the largest emerging-market economies, like China and Brazil.

“Fiscal Cliff” Fears Drive Investor Uncertainty

Despite positive macroeconomic data in the United States, the fiscal cliff became a major source of concern for investors as the year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before Congress reached a last-minute deal.

Double-Dip Recession in Eurozone

Europe continued to provide a negative backdrop to investor confidence and was a drag on the global economy throughout the year. Unemployment in the euro region reached a record high of 11.7% while the Purchasing Managers Index (PMI) remained mired deep in contraction territory. With GDP contracting in the third quarter, the eurozone officially entered a recession for the second time in four years.

There was some progress on the policy front, however. The LTRO (long term refinancing operation) helped the eurozone sovereign bond markets by driving down short-end yields and reducing investor perception of the probability of a tail risk event. A broad agreement to create a single bank supervisory body for the eurozone was another positive policy development. There were some notable improvements on the European sovereign debt side as yields on government debt of peripheral eurozone countries including Spain, Italy, Portugal, Ireland, and Greece declined after the European Central Bank made an open-ended commitment to purchase sovereign debt of countries under severe fiscal stress.

Economic Growth Slows in China

The Chinese economy decelerated in 2012 as foreign direct investment (FDI), one of the major drivers of economic growth in China, declined throughout the year. With export revenues deteriorating and a slumping real estate sector, investors feared a “hard landing” for the Chinese economy. However, a slower inflation trend allowed the Chinese government to reposition its economic and monetary policy from contractionary for most of 2011 to stimulative. More recent data has suggested that China’s economic slowdown may be stabilizing.

PORTFOLIO STRATEGY

While the Portfolio produced a significant positive return of 12.34%, it underperformed the S&P 500 Index by 3.7%. The relative underperformance was the result of poor stock selection, particularly in the Information Technology, Energy, Financials, and Materials sectors. It also carried an average cash position of 3.5%, resulting in a drag on performance during a strong year for the market.

In Information Technology, semiconductor industry investments (MEMC Electronic Materials, Intel and ON Semiconductor) were down 45% for the year. The Energy sector was the second cause of underperformance, with the holdings down 7.5%. Financials performance was strong, up 26%, but it did not keep pace with Financials in the S&P 500 Index, which were up 29%. Materials saw poor performance as the Portfolio was overweight the hard-hit mining Industry.

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On the positive side, the Portfolio showed strength within the Health Care sector as an overweighting to the Biotechnology industry provided a boost. The Portfolio also produced strong relative returns in Industrials, with strong picks in the Commercial Service and Air Freight industries.

OUTLOOK

We are looking for continued uncertainty surrounding the looming debt-ceiling debate and budget negotiations in the United States. We remain hopeful, however, that reason will prevail and policymakers will be able to reach a compromise.

We believe if the housing market continues to recover and gather momentum the way it did in 2012, an additional positive multiplier effect could be felt throughout the U.S. economy as consumer confidence and spending improve. At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth, although we believe it is unlikely to derail the U.S. economic recovery.

Overall, we believe 2013 could be another good year for equity markets, despite the political dysfunction in Washington. This time however, in addition to attractive, positive returns in equities, we may also see positive asset flows as retail and institutional investors gain further confidence in the U.S. economic recovery and improvements in the labor and housing markets, reversing a multi-year trend of outflows from equity funds.

January 2013

As of December 31, 2012, the following companies represented the following percentages of Portfolio net assets: MEMC Electronic Materials 0%, Intel 0%, and ON Semiconductor 0%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,094.13	$5.41

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.97	$5.22

* Expenses are equal to the Fund’s annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Strategic Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP SRI Strategic Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Strategic Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

As noted in Note E of the Notes to Financial Statements, the Board of Directors has approved the reorganization of Calvert VP SRI Strategic Portfolio and has recommended approval of the reorganization by Portfolio shareholders. If the Portfolio’s shareholders approve the reorganization, the Portfolio will be merged into Calvert VP S&P 500 Index Portfolio. The accompanying financial statements have been prepared on a going concern basis and do not include any adjustments that might result from this reorganization.

Philadelphia, Pennsylvania
February 25, 2013

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2012

EQUITY SECURITIES - 99.0%	SHARES	VALUE
Air Freight & Logistics - 0.7%
FedEx Corp	2,086	$191,328

Auto Components - 1.1%
Delphi Automotive plc*	7,971	304,891

Automobiles - 1.7%
Tesla Motors, Inc.*	5,940	201,188
Toyota Motor Corp. (ADR)	2,723	253,920
		455,108

Beverages - 0.9%
The Coca-Cola Co	7,069	256,251

Biotechnology - 4.6%
Amgen, Inc.	2,816	243,077
Gilead Sciences, Inc.*	13,602	999,067
		1,242,144

Capital Markets - 2.6%
Charles Schwab Corp	30,837	442,819
Goldman Sachs Group, Inc	1,965	250,656
		693,475

Chemicals - 0.8%
LyondellBasell Industries NV	3,900	222,651

Commercial Banks - 1.6%
Barclays plc (ADR)	9,929	171,971
Wells Fargo & Co	7,857	268,552
		440,523

Commercial Services & Supplies - 2.2%
The ADT Corp	12,675	589,261

Communications Equipment - 1.0%
Cisco Systems, Inc.	13,473	264,744

Computers & Peripherals - 4.9%
Apple, Inc.	1,540	820,866
EMC Corp.*	19,460	492,338
		1,313,204

Consumer Finance - 0.2%
Capital One Financial Corp	789	45,707

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Diversified Financial Services - 5.8%
Citigroup, Inc.	11,818	$467,520
JPMorgan Chase & Co.	24,830	1,091,775
		1,559,295

Diversified Telecommunication Services - 3.3%
AT&T, Inc.	8,148	274,669
BT Group plc (ADR)	2,539	96,558
Level 3 Communications, Inc.*	22,677	524,066
		895,293

Energy Equipment & Services - 1.9%
Halliburton Co.	14,950	518,616

Food & Staples Retailing - 2.5%
CVS Caremark Corp.	4,947	239,188
Koninklijke Ahold NV (ADR)	31,529	428,794
		667,982

Food Products - 1.2%
Campbell Soup Co	3,526	123,022
General Mills, Inc.	4,731	191,180
		314,202

Health Care Equipment & Supplies - 0.9%
Medtronic, Inc.	5,236	214,781
St. Jude Medical, Inc.	432	15,612
		230,393

Health Care Providers & Services - 3.1%
Community Health Systems, Inc.	21,622	664,660
DaVita HealthCare Partners, Inc.*	1,419	156,842
McKesson Corp.	275	26,664
		848,166

Hotels, Restaurants & Leisure - 5.9%
Life Time Fitness, Inc.*	8,817	433,885
Starbucks Corp.	9,043	484,886
Yum! Brands, Inc.	9,991	663,402
		1,582,173

Household Durables - 1.7%
Harman International Industries, Inc	4,520	201,773
Tupperware Brands Corp	3,934	252,169
		453,942

Industrial Conglomerates - 2.5%
Danaher Corp.	361	20,180
General Electric Co	31,624	663,788
		683,968

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Insurance - 6.6%
ACE Ltd.	8,937	$713,173
Aflac, Inc	445	23,638
Hartford Financial Services Group, Inc	22,918	514,280
MetLife, Inc.	16,235	534,781
		1,785,872

Internet & Catalog Retail - 1.9%
Amazon.com, Inc.*	1,936	486,207
Liberty Media Corp. - Interactive*	1,859	36,585
		522,792

Internet Software & Services - 5.5%
Google, Inc.*	1,384	981,768
Liquidity Services, Inc.*	6,671	272,577
OpenTable, Inc.*	4,683	228,531
		1,482,876

IT Services - 2.9%
Accenture plc	5,170	343,805
Amdocs Ltd.	9,377	318,724
Western Union Co	9,267	126,124
		788,653

Life Sciences - Tools & Services - 5.5%
Illumina, Inc.*	9,231	513,152
Thermo Fisher Scientific, Inc	15,317	976,918
		1,490,070

Machinery - 1.0%
Cummins, Inc	659	71,402
Dover Corp	3,056	200,810
		272,212

Media - 2.5%
DIRECTV*	521	26,133
Omnicom Group, Inc	3,386	169,165
Time Warner Cable, Inc.	1,929	187,479
Time Warner, Inc.	4,942	236,376
Viacom, Inc., Class B	1,120	59,069
		678,222

Metals & Mining - 1.2%
Newcrest Mining Ltd. (ADR)	13,958	329,548

Multiline Retail - 0.8%
Target Corp.	3,602	213,130

Oil, Gas & Consumable Fuels - 7.9%
Anadarko Petroleum Corp.	3,807	282,898
ConocoPhillips	11,759	681,904
Denbury Resources, Inc.*	13,011	210,778
Exxon Mobil Corp	9,856	853,037

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
QEP Resources, Inc.	3,727	$112,816
		2,141,433

Pharmaceuticals - 2.9%
Roche Holding AG (ADR)	8,877	448,289
Valeant Pharmaceuticals International, Inc.*	5,473	327,121
		775,410

Professional Services - 2.5%
Nielsen Holdings NV*	22,236	680,199

Software - 1.5%
CA, Inc.	7,457	163,905
Symantec Corp.*	12,303	231,419
		395,324

Specialty Retail - 2.6%
AutoZone, Inc.*	1,159	410,784
OfficeMax, Inc	31,348	305,956
		716,740

Wireless Telecommunication Services - 2.6%
KDDI Corp. (ADR)	17,181	302,729
Rogers Communications, Inc	2,521	114,756
SOFTBANK Corp. (ADR)	16,019	290,745
		708,230

Total Equity Securities (Cost $24,255,986)		26,754,028

	PRINCIPAL

CORPORATE BONDS - 1.0%	AMOUNT
Level 3 Communications, Inc., 6.50%, 10/1/16	$196,000	277,218

Total Corporate Bonds (Cost $196,000)		277,218

TIME DEPOSIT - 0.1%
State Street Bank Time Deposit, 0.12%, 1/2/13	10,673	10,673

Total Time Deposit (Cost $10,673)		10,673

TOTAL INVESTMENTS (Cost $24,462,659) - 100.1%		27,041,919
Other assets and liabilities, net - (0.1%)		(19,107)
NET ASSETS - 100%		$27,022,812

See notes to financial statements.

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* Non-income producing security.

Abbreviations:

ADR: American Depository Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

ASSETS
Investments in securities, at value (Cost $24,462,659) - see accompanying schedule	$27,041,919
Cash	2,676
Receivable for securities sold	1,616,763
Receivable for shares sold	1,183
Interest and dividends receivable	18,240
Other assets	915
Total assets	28,681,696

LIABILITIES
Payable for securities purchased	1,579,679
Payable for shares redeemed	5,288
Payable to Calvert Investment Management, Inc.	26,291
Payable to Calvert Investment Administrative Services, Inc.	1,142
Payable to Calvert Investment Services, Inc.	212
Accrued expenses and other liabilities	46,272
Total liabilities	1,658,884

NET ASSETS	$27,022,812

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,537,658 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$38,955,659
Undistributed net investment income	20,367
Accumulated net realized gain (loss)	(14,532,474)
Net unrealized appreciation (depreciation)	2,579,260

NET ASSETS	$27,022,812

NET ASSET VALUE PER SHARE	$17.57

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $4,876)	$505,714
Interest income	21,452
Total investment income	527,166

Expenses:
Investment advisory fee	349,471
Transfer agent fees and expenses	7,017
Accounting fees	7,193
Directors’ fees and expenses	8,544
Administrative fees	23,298
Custodian fees	11,516
Reports to shareholders	35,150
Professional fees	26,926
Miscellaneous	5,220
Total expenses	474,335
Reimbursement from Advisor	(16,262)
Fees paid indirectly	(34)
Net expenses	458,039

NET INVESTMENT INCOME	69,127

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(5,537,721)
Change in unrealized appreciation (depreciation)	9,301,863

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	3,764,142

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,833,269

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$69,127	$267,900
Net realized gain (loss)	(5,537,721)	12,221,227
Change in unrealized appreciation (depreciation)	9,301,863	(18,574,288)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,833,269	(6,085,161)

Distributions to shareholders from:
Net investment income	(117,927)	(351,829)
Total distributions	(117,927)	(351,829)

Capital share transactions:
Shares sold	1,521,268	8,820,370
Reinvestment of distributions	117,927	351,828
Shares redeemed	(43,027,573)	(71,120,929)
Total capital share transactions	(41,388,378)	(61,948,731)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,673,036)	(68,385,721)

NET ASSETS
Beginning of year	64,695,848	133,081,569
End of year (including undistributed net investment income
of $20,367 and $69,167, respectively)	$27,022,812	$64,695,848

CAPITAL SHARE ACTIVITY
Shares sold	87,285	515,343
Reinvestment of distributions	6,833	22,438
Shares redeemed	(2,675,267)	(3,762,033)
Total capital share activity	(2,581,149)	(3,224,252)

See notes to finanical statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Strategic Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$26,754,028	—	—	$26,754,028
Corporate debt	—	$277,218	—	277,218
Other debt obligations	—	10,673	—	10,673
TOTAL	$26,754,028	$287,891	—	$27,041,919

* For further breakdown of equity securities by industry type, please refer to the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% of the Portfolio’s average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .99% (.97% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .05% of the average daily net assets of the Portfolio.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $6,980 for the year ended December 31, 2012. Boston Financial Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each regular Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). The independent Directors also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $34,111,429 and $71,866,645, respectively.

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CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-16	($3,304,975)
31-Dec-17	(4,955,593)

NO EXPIRATION DATE
Short-term	($2,210,678)
Long-term	(3,867,369)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either short-term or long-term capital losses.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$117,927	$351,829
Total	$117,927	$351,829

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$2,621,525
Unrealized (depreciation)	(236,124)
Net unrealized appreciation/(depreciation)	$2,385,401
Undistributed ordinary income	$20,367
Capital loss carryforward	($14,338,615)

Federal income tax cost of investments	$24,656,518

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2012.

For the year ended December 31, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$173,215	1.46%	$3,451,890	July 2012

NOTE E — SUBSEQUENT EVENTS

The Board of Directors has approved the reorganization of the Portfolio into the Calvert VP S&P 500 Index Portfolio and has recommended approval of the reorganization by Portfolio shareholders. A Proxy Statement was mailed to shareholders in February 2013 which contained additional information about the reorganization, as well as voting instructions. If the Portfolio’s shareholders approve the reorganization, the Portfolio will be merged into the Calvert VP S&P 500 Index Portfolio on or about April 30, 2013.

In preparing the financial statements as of December 31, 2012, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012 (z)	2011 (z)	2010
Net asset value, beginning	$15.71	$18.12	$16.45
Income from investment operations:
Net investment income	.03	.05	.07
Net realized and unrealized gain (loss)	1.91	(2.37)	1.67
Total from investment operations	1.94	(2.32)	1.74
Distributions from:
Net investment income	(.08)	(.09)	(.07)
Total distributions	(.08)	(.09)	(.07)
Total increase (decrease) in net asset value	1.86	(2.41)	1.67
Net asset value, ending	$17.57	$15.71	$18.12

Total return*	12.34%	(12.82%)	10.58%
Ratios to average net assets: A
Net investment income	.15%	.27%	.41%
Total expenses	1.02%	.95%	.92%
Expenses before offsets	.98%	.94%	.92%
Net expenses	.98%	.94%	.92%
Portfolio turnover	76%	74%	85%
Net assets, ending (in thousands)	$27,023	$64,696	$133,082

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008
Net asset value, beginning		$11.60	$20.55
Income from investment operations:
Net investment income		.20	.14
Net realized and unrealized gain (loss)		4.84	(8.45)
Total from investment operations		5.04	(8.31)
Distributions from:
Net investment income		(.19)	(.15)
Net realized gain		—	(.49)
Total distributions		(.19)	(.64)
Total increase (decrease) in net asset value		4.85	(8.95)
Net asset value, ending		$16.45	$11.60

Total return*		43.44%	(40.41%)
Ratios to average net assets: A
Net investment income		1.50%	.94%
Total expenses		.93%	.94%
Expenses before offsets		.93%	.94%
Net expenses		.93%	.92%
Portfolio turnover		76%	77%
Net assets, ending (in thousands)		$126,592	$81,260

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor. At the same meeting, the Investment Subadvisory Agreement between the Advisor and the Portfolio’s then subadvisor (the “Subadvisor”) was terminated effective December 13, 2012.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies for other funds, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the

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other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2012 The data also indicated that the Portfolio had underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2012 The Board took into account management’s plans with respect to the Portfolio, including terminating the Subadvisor. In conjunction with the termination of the Subadvisor, the Board took into account information concerning the proposed Advisor personnel who would assume day-to-day responsibility for managing the Portfolio as well as the investment strategies the Advisor proposed to use in managing the Portfolio. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that in connection with the termination of the Subadvisor the Advisor had agreed to voluntarily waive a portion of its advisory fee. The Board also noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits

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relating to dividend received deductions and foreign tax credits. The Board noted the Advisor had agreed to voluntarily waive a portion of its advisory fee. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Portfolio; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reap-proval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.		

*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP SRI STRATEGIC PORTFOLIO ANNUAL REPORT (UNAUDITED) 33

Calvert VP Money Market Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS
an Ameritas company

CALVERT VP MONEY MARKET PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Investment Management, Inc.

PERFORMANCE

For the 12-month period ended December 31, 2012, Calvert VP Money Market Portfolio returned 0.01%. Its benchmark index, the Lipper VA Money Market Funds Average, returned -0.03% for the same period.

INVESTMENT CLIMATE

The year 2012 in financial markets followed the broad outline of recent years. Advanced economies from the United States to the United Kingdom to Japan to the euro area struggled to grow, and several contracted. The market/policymaker loop remained intact in 2012. Policymaker action (or inaction) once again provided the catalyst for market moves, and market moves sometimes provided the catalyst for policymaker action. An example of the latter was the fast 2.5 percentage-point rise in the yield on Spanish two-year government debt in July. This pressured euro policymakers to move faster and announce more actions to shore up the currency union.

The major central banks around the world sought to more firmly control market expectations through their policy actions. All announced more monetary and credit stimulus and, in some cases, changes to policy operating parameters. Most significant was the European Central Bank (ECB) announcement of the Outright Monetary Transaction program in September. This followed up on ECB President Mario Draghi’s pledge, at the height of the July sell-off of Spain government debt, to do “whatever it takes” to preserve the euro currency union. This pledge triggered a major shift in market sentiment from “risk off” to “risk on” for most of the remainder of the year.

The other major central banks did their part, too. Their actions included the Federal Reserve’s September and December announcements of large open-ended quantitative easing measures and the adoption of monetary policy guidance linked to Federal Open Market Committee (FOMC) forecasts for the unemployment and inflation rates.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)
One year	0.01%
Five year	0.80%
Ten year	1.89%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Visit www.calvert.com/institutional-VP-performance.html for current performance data.

AS OF
7-DAY SIMPLE/EFFECTIVE YIELD	12.31.12
Money Market Portfolio	0.01% / 0.01%

% OF TOTAL
INVESTMENT ALLOCATION	INVESTMENTS
Municipal Obligations	0.6%
Time Deposit	0.4%
U.S. Government Agencies
and Instrumentalities	18.7%
Variable Rate Demand Notes	80.3%
Total	100%

Based on the latest forecast consensus as of the end of 2012, the U.S. economy’s growth rate for 2012 is expected to be 1.9%, which would be nearly identical to the 2.0% rate of 2011. This growth rate would compare to a 2.2%

www.calvert.com CALVERT VP MONEY MARKET PORTFOLIO ANNUAL REPORT 4

average annual pace since the trough of the recession in the spring of 2009. The weaker pace for the last two years was disappointing but not unexpected in the aftermath of a severe financial crisis. U.S. economic growth, however, compared favorably to the weak performance of Japan and the euro area.

Inflation rates fell during the year. The widely quoted consumer price index (CPI) inflation rate finished 2012 at a 1.7% year-over-year rate compared to 3.0% for 2011. The unemployment rate fell from 8.5% in December 2011 to 7.8% as of December 2012. The decline in the unemployment rate during 2012 was notable, but it remained quite elevated.

For the fourth straight year, the target federal funds rate remained unchanged in a range of zero to 0.25%, so Treasury bill yields remained close to zero for yet another year. The benchmark three-month London interbank offered rate (LIBOR) fell over 25 basis points1 to 0.31% as bank funding pressures receded in Europe. The Fed extended the expected length of its zero-interest-rate policy to mid-2015, pinning shorter-maturity Treasury coupon yields to the floor. The benchmark 10-year Treasury note yield declined 12 basis points over the course of the year to 1.76%.

In this environment, municipal bonds put in a strong performance with demand from investors seeking yield in advance of expected income tax rate increases. The yield on the Bond Buyer 20 municipal general obligation index fell 30 basis points to finish the year at 3.58% after touching its lowest level since 1965 in November.

PORTFOLIO STRATEGY

During 2012, as in the past few years, we continued to invest in variable-rate demand notes as well as fixed-rate U.S. Treasury and agency securities. The variable-rate demand notes generally reset to market rates each week. They provided liquidity and stability of principal, which are two of the main objectives of the Portfolio. Historically, these investments have provided a competitive level of income relative to other money-market securities.

Although money-market rates remained at historic lows during the year, our strategy performed well. Our Portfolio, like other money-market funds, is subject to stringent Rule 2a-7 guidelines, which were established under the Investment Company Act of 1940. These guidelines influence credit quality, maturity, and liquidity standards. Calvert applies additional diversification guidelines to further limit risk.

OUTLOOK

We expect policymakers again to periodically drive markets in 2013. In the first quarter of the year, markets will likely focus on U.S. fiscal policymakers as politicians wrestle over the fiscal cliff and debt ceiling. Euro-area troubles will continue to offer the potential to create turbulent markets. Monetary policy will remain very accommodative and, as a result, the search for yield will continue.

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In 2013, we expect a full-year U.S. GDP growth rate in the 2% to 2.5% area, with faster growth in the second half offsetting a slower-growth period induced by fiscal policy early in the year. Consumer inflation rates should remain tame with the benchmark CPI rate around 2%. The unemployment rate should remain above 7%. We believe the combination of low inflation and elevated unemployment rates will keep the Fed engaged in purchases of $85 billion of government-guaranteed bonds each month. This support will act as a soft cap on longer-maturity Treasury yields. We expect the benchmark 10-year Treasury note yield to fluctuate within the broad 1.4% to 2.4% range it has occupied since October 2011.

January 2013

1 A basis point is 0.01 percentage points.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,000.05	$1.39

Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.75	$1.40

* Expenses are equal to the Fund’s annualized expense ratio of 0.28%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP Money Market Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Money Market Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Money Market Portfolio as of December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

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STATEMENT OF NET ASSETS
DECEMBER 31, 2012

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 0.6%	AMOUNT	VALUE
Washington County Pennsylvania Hospital Authority Revenue Bonds, 0.45%, 7/1/37,
LOC: PNC Bank (mandatory put, 7/1/13 @ 100) (r)	$500,000	$500,000

Total Municipal Obligations (Cost $500,000)		500,000

VARIABLE RATE DEMAND NOTES† - 80.3%
2880 Stevens Creek LLC, 0.55%, 11/1/33, LOC: Bank of the West (r)	2,800,000	2,800,000
California HFA Revenue, 0.11%, 8/1/33, CEI: Fannie Mae & Freddie Mac (r)	1,897,000	1,897,000
Cassia County Industrial Development Corp. Revenue, 0.18%, 8/1/26, LOC: Rabo
Agrifinance, C/LOC: RaboBank (r)	3,000,000	3,000,000
CIDC-Hudson House LLC New York Revenue, 0.60%, 12/1/34, LOC: Hudson River
Bank & Trust, C/LOC: FHLB (r)	425,000	425,000
Columbia Alabama Industrial Development Board Pollution Control Revenue, 0.18%,
6/1/22, GA: Alabama Power Co. (r)	2,000,000	2,000,000
Congress/Commons LLC, 0.30%, 12/1/50, LOC: First Chicago Bank & Trust, C/LOC: FHLB (r)	2,000,000	2,000,000
Cook County Illinois Revenue, 0.24%, 2/1/35, LOC: RBS Citizens (r)	2,000,000	2,000,000
Crawfordsville Indiana MFH Revenue, 0.42%, 1/1/33, LOC: FHLB (r)	780,000	780,000
District of Columbia Revenue, 0.18%, 4/1/38, LOC: PNC Bank (r)	120,000	120,000
Erie County New York IDA Revenue, 0.26%, 4/1/32, LOC: HSBC USA (r)	1,515,000	1,515,000
Esplanade Theatres LLC, 0.31%, 11/1/42, LOC: First NBC Bank, C/LOC: FHLB (r)	3,000,000	3,000,000
Fairpoint Regional Utility System, 1.16%, 3/1/24, LOC: Hancock Bank, C/LOC: FHLB (r)	2,700,000	2,700,000
Hayward California MFH Revenue, 0.12%, 5/1/38, CEI: Freddie Mac (r)	605,000	605,000
HBPWH Building Co., 0.26%, 11/1/22, LOC: Wells Fargo Bank (r)	795,000	795,000
Hopkinsville Kentucky Industrial Building LO Revenue, 0.25%, 8/1/24, LOC: Comerica Bank (r)	745,000	745,000
Illinois Development Finance Authority Revenue, 0.13%, 6/1/19, LOC: Northern Trust Co. (r)	905,000	905,000
Illinois Toll Highway Authority Revenue:
0.10%, 7/1/30, LOC: Northern Trust Co. (r)	1,500,000	1,500,000
0.11%, 7/1/30, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	3,000,000	3,000,000
Kansas Development Finance Authority MFH Revenue, 0.13%, 7/1/30, CEI: Freddie Mac (r)	400,000	400,000
Legacy Park LLC, 0.30%, 1/1/58, LOC: Fifth Third Bank (r)	1,500,000	1,500,000
Louisiana Housing Corp. Revenue, 0.13%, 3/15/37, CEI: Fannie Mae (r)	1,260,000	1,260,000
Massachusetts Development Finance Agency Revenue, 0.19%, 9/1/16, LOC: TD Bank (r)	1,095,000	1,095,000
Meridian Ranch Colorado Metropolitan District GO, 0.14%, 12/1/38, LOC: US Bank (r)	980,000	980,000
Michigan Strategic Fund LO Revenue, 0.45%, 9/1/22, LOC: Bank of America (r)	2,595,000	2,595,000
Mississippi Business Finance Corp. Revenue, 0.13%, 3/1/17, LOC: PNC Bank (r)	1,540,000	1,540,000
Montgomery County Maryland Housing Opportunities Commission Revenue, 0.12%,
12/1/30, CEI: Fannie Mae (r)	750,000	750,000
Morehead Kentucky League of Cities Funding Trust Lease Program Revenue, 0.13%,
6/1/34, LOC: U.S. Bank (r)	1,007,000	1,007,000
Ness Family Partners LP, 0.52%, 9/1/34, LOC: Bank of the West (r)	190,000	190,000
Nevada Housing Division Revenue, 0.15%, 4/15/39, CEI: Fannie Mae (r)	700,000	700,000
New York City GO, 0.10%, 4/1/42, LOC: Mizuho Corp. Bank Ltd. (r)	500,000	500,000
New York City Housing Development Corp. MFH Revenue:
0.19%, 11/15/37, CEI: Fannie Mae (r)	275,000	275,000
0.13%, 11/1/38, CEI: Freddie Mac (r)	200,000	200,000
New York State HFA Revenue:
0.19%, 5/15/33, CEI: Fannie Mae (r)	1,000,000	1,000,000
0.15%, 5/15/34, CEI: Fannie Mae (r)	550,000	550,000
0.19%, 5/15/36, CEI: Fannie Mae (r)	1,700,000	1,700,000
New York State MMC Corp. Revenue, 0.60%, 11/1/35, LOC: JPMorgan Chase Bank (r)	1,840,000	1,840,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - CONT’D	AMOUNT	VALUE
OSL Santa Rosa Fountaingrove LLC, 0.21%, 2/1/52, LOC: East West Bank, C/LOC: FHLB (r)	$3,500,000	$3,500,000
Overseas Private Investment Corp., 0.17%, 6/15/31, GA: U.S. Government (r)	1,897,436	1,897,436
Rathbone LLC, 0.25%, 1/1/38, LOC: Comerica Bank (r)	1,445,000	1,445,000
Rex Lumber LLC, 0.20%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	940,000	940,000
Rhode Island Student Loan Authority Revenue, 0.22%, 6/1/48, LOC: State Street Bank & Trust (r)	3,000,000	3,000,000
San Francisco California City & County Redevelopment Agency Revenue, 0.11%,
6/15/34, CEI: Fannie Mae (r)	500,000	500,000
South Dakota MFH Development Authority Revenue, 0.12%, 1/1/44, CEI: Freddie Mac (r)	200,000	200,000
Sunroad Centrum Apartments 23 LP, 0.19%, 8/1/52, LOC: East West Bank, C/LOC: FHLB (r)	2,500,000	2,500,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone Revenue:
0.18%, 3/1/27, LOC: Citibank (r)	1,100,000	1,100,000
0.13%, 4/1/28, LOC: Bank of Nova Scotia (r)	300,000	300,000
Vermont Educational & Health Buildings Financing Agency Revenue, 0.20%, 6/1/22, LOC:
People’s United Bank., C/LOC: Wells Fargo Bank (r)	810,000	810,000
Warren County Kentucky IDA Revenue, 0.30%, 12/1/18, LOC: U.S. Bank (r)	915,000	915,000
Warrior Roofing Manufacturing of Georgia LLC, 0.50%, 12/15/34, LOC: Bank
of Tuscaloosa, C/LOC: FHLB (r)	1,030,000	1,030,000
Wilkes-Barre Pennsylvania GO, 0.20%, 11/1/25, LOC: PNC Bank (r)	2,335,000	2,335,000
Wisconsin Health & Educational Facilities Authority Revenue, 0.18%, 11/1/23, LOC: U.S. Bank (r).	600,000	600,000

Total Variable Rate Demand Notes (Cost $68,941,436)		68,941,436

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 2.3%
Federal Home Loan Bank:
0.27%, 5/21/13	1,000,000	1,000,000
0.28%, 9/5/13	1,000,000	1,000,314

Total U.S. Government Agencies and Instrumentalities (Cost $2,000,314)		2,000,314

U.S. TREASURY OBLIGATIONS - 16.4%
United States Treasury Notes:
0.625%, 1/31/13	1,000,000	1,000,395
1.375%, 2/15/13	1,000,000	1,001,512
0.625%, 2/28/13	1,000,000	1,000,750
1.375%, 3/15/13	1,000,000	1,002,334
0.625%, 4/30/13	2,000,000	2,002,743
3.50%, 5/31/13	1,000,000	1,013,704
3.125%, 8/31/13	1,000,000	1,019,395
0.75%, 9/15/13	2,000,000	2,007,686
0.50%, 10/15/13	1,000,000	1,002,334
2.75%, 10/31/13	1,000,000	1,021,224
0.25%, 11/30/13	1,000,000	1,000,297
1.00%, 1/15/14	1,000,000	1,008,460

Total U.S. Treasury Obligations (Cost $14,080,834)		14,080,834

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	PRINCIPAL
TIME DEPOSIT - 0.4%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.12%, 1/2/13	$ 347,579	$347,579

Total Time Deposit (Cost $347,579)		347,579

TOTAL INVESTMENTS (Cost $85,870,163) - 100.0%		85,870,163
Other assets and liabilities, net - 0.0%		42,946
NET ASSETS - 100%		$85,913,109

NET ASSETS CONSIST OF:
Paid-in capital applicable to 85,912,324 shares of common
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		$85,912,503
Undistributed net investment income		625
Accumulated net realized gain (loss)		(19)

NET ASSETS		$85,913,109

NET ASSET VALUE PER SHARE		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

† The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissable maturity shortening features other than interest rate resets.

Explanation of Guarantees:
C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Investment
GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing

See notes to financial statements.

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STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$ 230,696
Total investment income	230,696

Expenses:
Investment advisory fee	159,326
Transfer agency fees and expenses	12,065
Accounting fees	12,699
Directors’ fees and expenses	14,789
Administrative fees	39,831
Custodian fees	21,078
Reports to shareholders	13,527
Professional fees	22,258
Miscellaneous	15,670
Total expenses	311,243
Reimbursement from Advisor	(88,900)
Fees paid indirectly	(50)
Net expenses	222,293

NET INVESTMENT INCOME	8,403

REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(19)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 8,384

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$8,403	$9,273
Net realized gain (loss)	(19)	—

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,384	9,273

Distributions to shareholders from:
Net investment income	(7,989)	(8,883)
Total distributions	(7,989)	(8,883)

Capital share transactions:
Shares sold	37,617,691	40,018,214
Reinvestment of distributions	8,009	8,972
Shares redeemed	(31,668,390)	(45,028,890)
Capital contribution from Advisor	43,631	—
Total capital share transactions	6,000,941	(5,001,704)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,001,336	(5,001,314)

NET ASSETS
Beginning of year	79,911,773	84,913,087
End of year (including undistributed net investment income of $625 and $390, respectively)	$85,913,109	$79,911,773

CAPITAL SHARE ACTIVITY
Shares sold	37,617,691	40,018,214
Reinvestment of distributions	8,009	8,972
Shares redeemed	(31,668,390)	(45,028,890)
Total capital share activity	5,957,310	(5,001,704)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Money Market Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Board of Directors (the “Board”) has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

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At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal obligations	—	$500,000	—	$500,000
U.S. government obligations	—	16,081,148	—	16,081,148
Variable rate demand notes	—	68,941,436	—	68,941,436
Other debt obligations	—	347,579	—	347,579
TOTAL	—	$85,870,163	—	$85,870,163

* For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio’s average daily net assets. Under the terms of the agreement, $14,206 was payable at year end. In addition, $17,296 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .40% (.38% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may have benefitted from the expense offset arrangement.

The Advisor further voluntarily reimbursed expenses of $88,900 to maintain a positive yield during the year ended December 31, 2012.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .05% of the average daily net assets of the Portfolio. Under the terms of the agreement, $3,552 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its service, CIS received a fee of $10,411 for the year ended December 31, 2012. Under the terms of the agreement, $933 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each regular Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). The independent Directors also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2012, such purchase and sales transactions were $58,939,000 and $47,550,000, respectively.

CAPITAL LOSS CARRYFORWARD

NO EXPIRATION DATE
Short-term	($19)

Capital losses can be carried forward for an unlimited period and will retain their character as either short-term or long-term capital losses.

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The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$7,989	$8,883
Total	$7,989	$8,883

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Undistributed ordinary income	$625
Capital loss carryforward	($19)

Federal income tax cost of investments	$85,870,163

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to tax-exempt income.

Undistributed net investment income	($179)
Paid-in capital	179

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2012.

For the year ended December 31, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$5,563	1.47%	$1,350,000	June 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012	2011	2010
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.0001	.0001	.001
Total from investment operations	.0001	.0001	.001
Distributions from:
Net investment income	(.0001)	(.0001)	(.001)
Net realized gain	—	—	(**)
Total distributions	(.0001)	(.0001)	(.001)
Total increase (decrease) in net asset value	—	—	—
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	.10%
Ratios to average net assets: A
Net investment income	.01%	.01%	.09%
Total expenses	.39%	.41%	.38%
Expenses before offsets	.28%	.27%	.36%
Net expenses	.28%	.27%	.36%
Net assets, ending (in thousands)	$85,913	$79,912	$84,913

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008
Net asset value, at beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.009	.030
Total from investment operations		.009	.030
Distributions from:
Net investment income		(.009)	(.030)
Total distributions		(.009)	(.030)
Total increase (decrease) in net asset value		—	—
Net asset value, ending		$1.00	$1.00

Total return*		.89%	3.01%
Ratios to average net assets: A
Net investment income		.92%	2.97%
Total expenses		.39%	.37%
Expenses before offsets		.36%	.37%
Net expenses		.36%	.36%
Net assets, ending (in thousands)		$99,299	$145,500

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

** Distribution was less than $.001 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board observed that the scope of the services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board conclud-

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ed that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio was above the median of its peer group for the one-, three-, and five-year periods ended June 30, 2012. The data also indicated that the Portfolio was at the median of its Lipper index for the one-year period ended June 30, 2012 and outperformed its Lipper index for the three- and five-year periods ended June 30, 2012. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board also noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the

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Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen (Not Applicable to Officers)	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.		

*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP MONEY MARKET PORTFOLIO ANNUAL REPORT (UNAUDITED) 27

Calvert VP Small Cap Growth Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS

an Ameritas company

CALVERT VP SMALL CAP GROWTH PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Eagle Asset Management, Inc., Subadvisor

PERFORMANCE

For the year ended December 31, 2012, Calvert VP Small Cap Growth Portfolio returned 14.03% versus 14.59% for the Russell 2000 Growth Index. The slight underperformance was due to stock selection in Information Technology.

INVESTMENT CLIMATE

Among small-cap funds, value outperformed growth as the Russell 2000 Value Index returned 18.1% for the year. After running a tight race for the first nine months, weak results from some of the growth index’s largest biotech names enabled value to push ahead. Solid absolute returns were led by the Materials (up 21.5% for the year), Consumer Discretionary (21.5%), and Financials (18.5%) sectors. Energy (-7.2%) was the sector in the negative.

PORTFOLIO STRATEGY

On a relative basis, the Portfolio outperformed in the Energy and Materials sectors, but lagged in Information Technology. Our top-performing stocks for the year were Geospace Technologies, Geo Group, and Catalyst Health Solutions.

Geospace Technologies (formerly OYO Geospace) continues to see strong order growth for its geospace seismic recorders (GSRs) and seabed reservoir-monitoring systems for oil and natural-gas reserves. Geo Group manages correctional and mental-health facilities primarily in the United States. Shares rose sharply toward the end of the period after the company announced its plan to convert to a real-estate investment trust (REIT) and pay a large special dividend. Catalyst Health Solutions, a pharmacy benefit

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)
One year	14.03%
Five year	5.45%
Ten year	9.87%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.16%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT 4

management provider, was acquired by a slightly larger competitor at a modest premium.

However, we lagged the benchmark in Information Technology and, to a lesser extent, Health Care and Financials. Our worst-performing stocks were Monster Worldwide, Quality Systems, and Allscripts Healthcare Solutions. Shares of the online employment site Monster Worldwide have waned as an anticipated sale of the company has taken longer than expected. However, we still like the stock’s fundamentals at the current price levels and perhaps the company will still be sold.

Quality Systems sells electronic health records (EHR) and revenue-cycle management applications to medical practices and hospitals. Hospitals’ attempts to bolster their revenue streams by acquiring smaller physician group practices have created a stark change in the industry landscape for EHR. We believe this shift from smaller physician groups toward larger hospital settings has substantially eroded Quality’s previously strong positioning in the market.

Allscripts Healthcare Solutions provides clinical software and service solutions to physicians and other health care providers. The firm missed earnings estimates early in the year as integration of its legacy Eclipsys platform proved more logistically complex than expected, raising costs and compressing near-term margins.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	17.3%
Consumer Staples	3.0%
Energy	8.5%
Financials	6.6%
Health Care	20.8%
Industrials	18.4%
Information Technology	17.6%
Materials	6.4%
Short-Term Investments	1.4%
Total	100%

OUTLOOK

We believe the strong equity performance of recent years will continue into 2013. The focus on the “fiscal cliff” has now shifted to concerns about the national debt ceiling and resulting reductions in federal spending. Again, we believe the immediate concerns will be addressed in the 24th hour—with Congress lifting the ceiling, nominally cutting federal spending, and making both Republicans and Democrats alike unhappy.

Recent economic data from China has been encouraging and Europe seems to have successfully “kicked the can down the road.” Domestically, we should benefit from recoveries in both automobiles and housing. We believe current consensus forecasts of 2% to 3% for gross domestic product (GDP) growth could prove conservative. Weakness in fixed income markets could encourage retail investors who abandoned equity markets in 2008 to 2009 for the relative safety of bonds to return.

We continue to favor companies leveraged to housing. We believe Financials should continue to perform well, as should cyclical sectors such as Energy and Materials. But after a strong 2012, consumer stocks could lag if higher taxes drag on consumer spending.

The Energy sector’s prospects may improve this year. Forecasts for a recovering global economy should support oil prices while the natural gas market continues to recover from a very difficult 2012. For oil, we continue to prefer companies with exposure to the Bakken shale region in North Dakota, where drilling efficiencies are rapidly lowering costs. With natural gas, we invest in low-cost producers we believe can thrive in an extended period of low prices, such as Gulfport Energy in the Utica Shale.

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Within Industrials and Materials, we favor companies with exposure to the aerospace and housing end markets, which are both experiencing strong cyclical growth. Longstanding aerospace holdings Hexcel and Triumph Group are leveraged to the construction of new aircraft as Boeing and Airbus continue to ratchet up production rates to reduce order backlogs.

We also expect new home starts will climb sharply this year, given the significant decline in inventories, and a solid increase in repair-and-remodel spending as rising home prices boost consumer confidence. Current holdings that should benefit include Georgia Gulf and Texas Industries. Another theme across our Materials and Industrials holdings is evidenced in companies like Chart Industries and Colfax that benefit from the shale-gas revolution, which is spurring a renaissance in the North American manufacturing and petrochemical industries.

Since the Affordable Health Care Act, or “Obamacare”, was deemed constitutional, President Obama won re-election, and Democrats maintained control of the U.S. Senate, implementation of the Act will begin in 2013. Against this backdrop, we believe attractive Health Care growth opportunities include “cash-pay” aesthetic, dental, or veterinary services where patients pay out-of-pocket (Sirona Dental).

Firms focused on Medicaid managed care such as Centene stand to benefit enormously from mandatory coverage of the previously uninsured beginning in 2014. Companies with little exposure to government reimbursement also present substantial investment opportunities (PAREXEL International). Finally, firms focused on helping hospitals reduce costs and collect receivables such as MedAssets stand to do well.

The current low interest-rate environment combined with weak market-trading activity continues to pressure industry profits in Financials. Regulatory reforms should lead to higher industry costs and more stringent capital requirements. However, the overall economy--and, more importantly, the real estate market--is continuing to demonstrate meaningful traction towards a recovery. Therefore, we continue to own selective real-estate recovery stories that should benefit from the improving housing market (Two Harbors).

In Information Technology, macroeconomic issues continue to weigh on business spending. There could be some first-quarter “cliff”-induced negative earnings announcements. Beyond that, an improving economy should provide solid outlooks. In our opinion, valuations are reasonable and we expect to see accelerating revenue and earnings growth rates on a year-over-year basis for many of our holdings.

We continue to focus on firms with strong competitive positions and solid business models in addition to our secular-growth themes: internet-based commercial applications, security software, real-time analytics, and disruptive technologies. One example is semiconductor chip tester Teradyne, which we believe should benefit from the popularity of smartphones and tablets.

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The very strong consumer sector lost some relative momentum in the fourth quarter due to fears about significantly higher taxes. During the second half of the year, we reduced our significant overweight to a nominally overweight position in Consumer Discretionary. We maintain an overweight in casino gaming equipment suppliers such as Bally Technologies, which should continue to benefit from the global expansion of casino gaming as well as the slow-but-anticipated adoption of Internet gaming.

January 2013

As of December 31, 2012, the following companies held the following percentages of Portfolio net assets: Geospace Technologies 3.19%, Geo Group 1.80%, Catalyst Health Solutions 0%, Monster Worldwide 1.24%, Quality Systems 0.35%, Allscripts 0%, Gulfport Energy 1.30%, Hexcel 1.38%, Triumph Group 1.43%, Boe-ing 0%, Airbus 0%, Georgia Gulf 1.22%, Texas Industries 1.32%, Chart Industries 0.49%, Colfax 0.90%, Sirona Dental 1.70%, Centene 1.46%, PAREXEL International 1.15%, MedAssets 1.19%, Two Harbors 0.84%, Teradyne 1.23%, and Bally 1.62%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,087.42	$5.38

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.98	$5.21

* Expenses are equal to the Fund’s annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP Small Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Small Cap Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Small Cap Growth Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

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STATEMENT OF NET ASSETS DECEMBER 31, 2012

EQUITY SECURITIES - 99.7%	SHARES	VALUE
Aerospace & Defense - 2.9%
Hexcel Corp.*	12,157	$327,753
Triumph Group, Inc	5,209	340,148
		667,901

Air Freight & Logistics - 0.7%
Atlas Air Worldwide Holdings, Inc.*	3,899	172,765

Airlines - 1.3%
JetBlue Airways Corp.*	34,165	195,082
US Airways Group, Inc.*	8,890	120,015
		315,097

Biotechnology - 7.2%
Acorda Therapeutics, Inc.*	7,977	198,308
Ariad Pharmaceuticals, Inc.*	11,915	228,530
BioMarin Pharmaceutical, Inc.*	2,946	145,091
Halozyme Therapeutics, Inc.*	24,358	163,442
Onyx Pharmaceuticals, Inc.*	3,472	262,240
Seattle Genetics, Inc.*	5,988	138,922
Theravance, Inc.*	8,438	187,914
United Therapeutics Corp.*	7,005	374,207
		1,698,654

Building Products - 0.2%
Apogee Enterprises, Inc	1,679	40,246

Capital Markets - 0.2%
Duff & Phelps Corp.	3,497	54,623

Chemicals - 3.6%
Georgia Gulf Corp	7,029	290,157
Huntsman Corp	14,986	238,278
Quaker Chemical Corp	5,962	321,113
		849,548

Commercial Banks - 1.7%
Citizens Republic Bancorp, Inc.*	11,831	224,434
UMB Financial Corp.	4,147	181,805
		406,239

Commercial Services & Supplies - 3.2%
The GEO Group, Inc.	15,148	427,174
Waste Connections, Inc.	9,707	327,999
		755,173

Communications Equipment - 1.1%
Riverbed Technology, Inc.*	13,608	268,350

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Computers & Peripherals - 0.6%
Fusion-io, Inc.*	5,710	$130,930

Construction & Engineering - 0.9%
Northwest Pipe Co.*	8,619	205,649

Construction Materials - 1.3%
Texas Industries, Inc.*	6,151	313,763

Consumer Finance - 0.9%
Cash America International, Inc.	5,310	210,648

Diversified Consumer Services - 0.7%
Sotheby’s	4,810	161,712

Diversified Financial Services - 0.6%
KKR Financial Holdings LLC	13,380	141,293

Electrical Equipment - 2.6%
General Cable Corp.*	6,210	188,846
Regal-Beloit Corp.	3,507	247,138
Thermon Group Holdings, Inc.*	7,680	173,031
		609,015

Electronic Equipment & Instruments - 3.9%
Coherent, Inc	7,317	370,387
InvenSense, Inc.*	15,455	171,705
IPG Photonics Corp.	4,198	279,797
Universal Display Corp.*	3,470	88,901
		910,790

Energy Equipment & Services - 5.9%
Dril-Quip, Inc.*	2,510	183,356
Geospace Technologies Corp.*	8,504	755,750
Lufkin Industries, Inc	7,621	443,009
		1,382,115

Food & Staples Retailing - 2.1%
Fresh Market, Inc.*	5,933	285,318
Natural Grocers by Vitamin Cottage, Inc.*	10,271	196,073
		481,391

Food Products - 1.0%
WhiteWave Foods Co.*	15,095	234,576

Health Care Equipment & Supplies - 6.7%
ArthroCare Corp.*	10,840	374,956
HeartWare International, Inc.*	2,817	236,487
Sirona Dental Systems, Inc.*	6,237	402,037
The Cooper Co.’s, Inc.	3,150	291,312
Thoratec Corp.*	7,212	270,594
		1,575,386

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Providers & Services - 3.5%
Air Methods Corp	7,518	$277,339
Catamaran Corp.*	4,244	199,935
Centene Corp.*	8,428	345,548
		822,822

Health Care Technology - 1.2%
MedAssets, Inc.*	16,785	281,484

Hotels, Restaurants & Leisure - 6.0%
Bally Technologies, Inc.*	8,588	383,969
BJ’s Restaurants, Inc.*	6,619	217,765
Orient-Express Hotels Ltd.*	17,422	203,663
Pinnacle Entertainment, Inc.*	14,152	224,026
SHFL Entertainment, Inc.*	26,144	379,088
		1,408,511

Household Durables - 2.1%
Meritage Homes Corp.*	7,945	296,746
Universal Electronics, Inc.*	9,651	186,747
		483,493

Insurance - 1.4%
Validus Holdings Ltd	9,172	317,168

Internet Software & Services - 3.4%
Cornerstone OnDemand, Inc.*	8,101	239,222
Demandware, Inc.*	4,165	113,788
Monster Worldwide, Inc.*	52,444	294,735
Trulia, Inc.*	9,724	157,918
		805,663

Life Sciences - Tools & Services - 1.2%
PAREXEL International Corp.*	9,182	271,695

Machinery - 4.3%
Chart Industries, Inc.*	1,743	116,206
Colfax Corp.*	5,262	212,322
Terex Corp.*	11,848	333,047
WABCO Holdings, Inc.*	2,850	185,791
Woodward, Inc.	4,096	156,180
		1,003,546

Metals & Mining - 1.5%
RTI International Metals, Inc.*	12,771	351,969

Oil, Gas & Consumable Fuels - 2.7%
Gulfport Energy Corp.*	8,039	307,251
Oasis Petroleum, Inc.*	10,398	330,656
		637,907

Pharmaceuticals - 1.2%
Salix Pharmaceuticals Ltd.*	6,842	276,964

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Investment Trusts - 1.4%
Redwood Trust, Inc.	7,284	$123,027
Two Harbors Investment Corp	17,965	199,052
		322,079

Road & Rail - 1.3%
Landstar System, Inc.	4,383	229,932
Quality Distribution, Inc.*	13,860	83,160
		313,092

Semiconductors & Semiconductor Equipment - 4.0%
Cavium, Inc.*	8,810	274,960
EZchip Semiconductor Ltd.*	5,226	172,824
Teradyne, Inc.*	17,265	291,606
Veeco Instruments, Inc.*	6,850	202,212
		941,602

Software - 6.0%
Compuware Corp.*	12,368	134,440
Concur Technologies, Inc.*	2,533	171,028
Fortinet, Inc.*	16,838	354,777
NICE Systems Ltd. (ADR)*	8,436	282,437
QLIK Technologies, Inc.*	12,704	275,931
TIBCO Software, Inc.*	8,677	190,981
		1,409,594

Specialty Retail - 7.6%
Chico’s FAS, Inc.	13,691	252,736
Francesca’s Holdings Corp.*	10,150	263,494
Genesco, Inc.*	12,957	712,635
Sally Beauty Holdings, Inc.*	950	22,391
Vitamin Shoppe, Inc.*	9,292	532,989
		1,784,245

Textiles, Apparel & Luxury Goods - 1.1%
Steven Madden Ltd.*	6,081	257,044

Thrifts & Mortgage Finance - 0.5%
Home Loan Servicing Solutions, Ltd.	6,152	116,273

Total Equity Securities (Cost $18,863,192)		23,391,015

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	PRINCIPAL
TIME DEPOSIT - 1.4%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.12%, 1/2/13	$327,746	$327,746

Total Time Deposit (Cost $327,746)		327,746

TOTAL INVESTMENTS (Cost $19,190,938) - 101.1%		23,718,761
Other assets and liabilities, net - (1.1%)		(262,252)
NET ASSETS - 100%		$23,456,509

NET ASSETS CONSIST OF:
Paid-in capital applicable to 499,468 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$18,388,577
Accumulated net realized gain (loss)		540,109
Net unrealized appreciation (depreciation)		4,527,823

NET ASSETS		$23,456,509

NET ASSET VALUE PER SHARE		$46.96

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
LLC: Limited Liability Corporation

See notes to financial statements.

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STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment income:
Dividend income	$220,458
Interest income	258
Total investment income	220,716

Expenses:
Investment advisory fee	205,304
Transfer agency fees and expenses	3,634
Accounting fees	3,857
Directors’ fees and expenses	4,511
Administrative fees	12,077
Custodian fees	12,769
Reports to shareholders	13,838
Professional fees	19,778
Miscellaneous	5,721
Total expenses	281,489
Reimbursement from Advisor	(31,968)
Fees paid indirectly	(16)
Net expenses	249,505

NET INVESTMENT INCOME (LOSS)	(28,789)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	2,138,373
Change in unrealized appreciation (depreciation)	1,012,506

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	3,150,879

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,122,090

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($28,789)	($171,283)
Net realized gain (loss)	2,138,373	4,826,268
Change in unrealized appreciation (depreciation)	1,012,506	(5,247,369)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,122,090	(592,384)

Distributions to shareholders from:
Net realized gain	(857,451)	—

Capital share transactions:
Shares sold	1,233,000	2,611,575
Reinvestment of distributions	857,451	—
Shares redeemed	(4,453,716)	(6,180,322)
Total capital share transactions	(2,363,265)	(3,568,747)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(98,626)	(4,161,131)

NET ASSETS
Beginning of year	23,555,135	27,716,266
End of year	$23,456,509	$23,555,135

CAPITAL SHARE ACTIVITY
Shares sold	26,247	56,015
Reinvestment of distributions	18,677	—
Shares redeemed	(96,014)	(140,301)
Total capital share activity	(51,090)	(84,286)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Small Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$23,391,015	—	—	$23,391,015
Other debt obligations	—	$327,746	—	327,746
TOTAL	$23,391,015	$327,746	—	$23,718,761

*For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio’s average daily net assets. Under the terms of the agreement, $16,583 was payable at year end. In addition, $9,656 was payable at year end for operating expenses paid by the Advisor during Decem-ber 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is 1.04% (1.02% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .05% of the average daily net assets of the Portfolio. Under the terms of the agreement, $975 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $2,158 for the year ended December 31, 2012. Under the terms of the agreement, $163 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each regular Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). The independent Directors also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,617,527 and $12,604,780, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Long term gains	$857,451	-
Total	$857,451	-

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As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$5,415,273
Unrealized (depreciation)	(959,823)
Net unrealized appreciation/(depreciation)	$4,455,450
Undistributed long-term capital gain	$612,482

Federal income tax cost of investments	$19,263,311

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and real estate investment trusts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses and real estate investments trusts.

Undistributed net investment income	$28,789
Accumulated net realized gain (loss)	7,057
Paid-in capital	(35,846)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2012.

For the year ended December 31, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$7,151	1.45%	$360,275	October 2012

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NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012	2011	2010 (z)
Net asset value, beginning	$42.78	$43.66	$31.75
Income from investment operations:
Net investment income (loss)	(.06)	(.31)	(.18)
Net realized and unrealized gain (loss)	6.02	(.57)	12.09
Total from investment operations	5.96	(.88)	11.91
Distributions from:
Net realized gain	(1.78)	—	—
Total distributions	(1.78)	—	—
Total increase (decrease) in net asset value	4.18	(.88)	11.91
Net asset value, ending	$46.96	$42.78	$43.66

Total return*	14.03%	(2.02%)	37.51%
Ratios to average net assets: A
Net investment income (loss)	(.12%)	(.64%)	(.53%)
Total expenses	1.17%	1.16%	1.17%
Expenses before offsets	1.03%	1.01%	1.00%
Net expenses	1.03%	1.01%	1.00%
Portfolio turnover	40%	39%	49%
Net assets, ending (in thousands)	$23,457	$23,555	$27,716

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008
Net asset value, beginning		$23.58	$37.43
Income from investment operations:
Net investment income (loss)		.03	(.12)
Net realized and unrealized gain (loss)		8.16	(13.73)
Total from investment operations		8.19	(13.85)
Distibutions from:
Net investment income		(.02)	—
Total distributions		(.02)	—
Total increase (decrease) in net asset value		8.17	(13.85)
Net asset value, ending		$31.75	$23.58

Total return*		34.73%	(37.00%)
Ratios to average net assets: A
Net investment income (loss)		.11%	(.36%)
Total expenses		1.14%	1.15%
Expenses before offsets		1.00%	1.00%
Net expenses		1.00%	1.00%
Portfolio turnover		63%	66%
Net assets, ending (in thousands)		$35,934	$25,658

See notes to financial statements.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.

Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that

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the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-year period ended June 30, 2012 and performed above the median of its peer group for the three- and five-year periods ended June 30, 2012. The Portfolio underperformed its Lipper index for the one-year period ended June 30, 2012 and outperformed its Lipper index for the three- and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Portfolio’s recent underperformance as well as management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor had reim-

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bursed a portion of the expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three-, and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subad-visor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the

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Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the overall performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800-368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.		

*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 33

Calvert VP Income Portfolio

Annual Report

December 31, 2012

Calvert INVESTMENTS

an Ameritas company

CALVERT VP INCOME PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc.

PERFORMANCE

For the 12-month period ended December 31, 2012, Calvert VP Income Portfolio returned 8.68%. Its benchmark index, the Barclays U.S. Credit Index, returned 9.37% for the same period. The primary driver of the Portfolio’s relative underperformance was its smaller exposure to corporate credit relative to the Index.

INVESTMENT CLIMATE

The year 2012 in financial markets followed the broad outline of recent years. Advanced economies from the United States to the United Kingdom to Japan to the euro area struggled to grow, and several contracted. The market/ policymaker loop remained intact in 2012--poli-cymaker action (or inaction) once again provided the catalyst for market moves, and market moves sometimes provided the catalyst for policymaker action. An example of the latter was the fast 2.5 percentage-point rise in the yield on Spanish two-year government debt in July. This pressured euro policymakers to move faster and announce more actions to shore up the currency union.

The major central banks around the world sought to more firmly control market expectations through their policy actions. All announced more monetary and credit stimulus and, in some cases, changes to policy operating parameters. Most significant was the European Central Bank (ECB) announcement of the Outright Monetary Transaction program in September. This followed up on ECB President Mario Draghi’s pledge, at the height of the July sell-off of Spanish government debt, to do “whatever it takes” to preserve the euro currency union. This pledge triggered a major shift in market sentiment from “risk off” to “risk on” for most of the remainder of the year.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)
One year	8.68%
Five year	5.39%
Ten year	5.88%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.02%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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The other major central banks did their part, too. Their actions included the Federal Reserve’s September and December announcements of large open-ended quantitative easing measures and the adoption of monetary policy guidance linked to Federal Open Market Committee (FOMC) forecasts for the unemployment and inflation rates.

Based on the latest forecast consensus as of the end of 2012, the U.S. economy’s growth rate for 2012 is expected to be 1.9%, which would be nearly identical to the 2.0% rate of 2011. This growth rate would compare to a 2.2% average annual pace since the trough of the recession in early 2009. The weaker pace for the last two years was disappointing but not unexpected in the aftermath of a severe financial crisis. U.S. economic growth, however, compared favorably to the weak performance of Japan and the euro area.

% of Total
Economic Sectors	Investments
Corporate	77.3%
Financial Institutions	30.4%
Industrial	41.4%
Utility	5.5%
Government Related	3.4%
Agency	0.1%
Local Authority	3.3%
Securitized	4.6%
Asset Backed Securities	0.8%
Collateralized Mortgage Backed Securities	1.4%
Covered	1.0%
Mortgage Backed Passthrough	1.4%
Treasury	7.8%
Short-Term Investments	6.9%

Total	100%

Inflation rates fell during the year. The widely quoted consumer price index (CPI) inflation rate finished 2012 at a 1.7% year-over-year rate compared to 3.0% for 2011. The unemployment rate fell from 8.5% in December 2011 to 7.8% as of December 2012. The decline in the unemployment rate during 2012 was notable, but it remained quite elevated.

For the fourth straight year, the target federal funds rate remained unchanged in a range of zero to 0.25%, so Treasury bill yields remained close to zero for yet another year. The benchmark three-month London interbank offered rate (LIBOR) fell over 25 basis points1 to 0.31% as bank funding pressures receded in Europe. The Fed extended the expected length of its zero-interest-rate policy to mid-2015, pinning shorter-maturity Treasury coupon yields to the floor. The benchmark 10-year Treasury note yield declined 12 basis points over the course of the year to 1.76%.

In this environment, municipal bonds put in a strong performance with demand from investors seeking yield in advance of expected income tax rate increases. The yield on the Bond Buyer 20 municipal general obligation index fell 30 basis points to finish the year at 3.58% after touching its lowest level since 1965 in November.

PORTFOLIO STRATEGY

The Portfolio’s relative underperformance for the year resulted from its smaller allocation to corporate credit than the Index as well as the generally shorter-maturity nature of its corporate bond holdings compared with the Index. Since longer-term corporates in general rallied more than short-term corporate debt in 2012, the Portfolio did not benefit as much from the rally as the Index.

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 5

We continue to keep the duration2 of the Portfolio shorter than that of the Index. At the beginning of the year the duration of the Fund was 5.35 years while the duration of the benchmark was 6.74 years. This held back the Portfolio’s relative performance slightly as the yield on the 10-year Treasury note fell 12 basis points during the year to 1.76%. Treasury futures used to hedge against interest rate changes and manage duration did not have a material effect on performance.

High-yield corporate bonds generally outperformed the investment-grade securities that make up the Index during the year, so the Portfolio’s allocation to high-yield bonds made a positive contribution to its relative performance. As of the beginning of the year, high-yield bonds accounted for 11.67% (does not include non-rated bonds) of the Portfolio’s net assets. The Index does not include high-yield securities. The BofA Merrill Lynch High Yield Master II Index, a common high-yield benchmark, posted a 15.57% return for the year.

We actively reduced the Portfolio’s exposure to out-of-Index investment-grade corporate and taxable municipal securities and reinvested the proceeds into more liquid holdings that are included in the Index. In this low-rate environment, the portfolio management team has been successful in selectively increasing the Portfolio’s credit exposure as well as increasing the liquidity of the Portfolio. While we do plan to continue to hold some out-of-Index securities when they appear to offer compelling relative value, we anticipate the size of these holdings will be smaller than in the past.

OUTLOOK

We expect policymakers again to periodically drive markets in 2013. In the first quarter of the year, markets will likely focus on U.S. fiscal policymakers as politicians wrestle over the fiscal cliff and debt ceiling. Euro-area troubles will continue to offer the potential to create turbulent markets. Monetary policy will remain very accommodative and, as a result, the search for yield will continue.

In 2013, we expect a full-year U.S. GDP growth rate in the 2% to 2.5% area, with faster growth in the second half offsetting a slower-growth period induced by fiscal policy early in the year. Consumer inflation rates should remain tame with the benchmark CPI rate around 2%. The unemployment rate should remain above 7%. We believe the combination of low inflation and elevated unemployment rates will keep the Fed engaged in purchases of $85 billion of government-guaranteed bonds each month. This support will act as a soft cap on longer-maturity Treasury yields. We expect the benchmark 10-year Treasury note yield to fluctuate within the broad 1.4% to 2.4% range it has occupied since October 2011.

January 2013

1 A basis point is 0.01 percentage points.

2 Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,040.55	$4.29

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.93	$4.25

* Expenses are equal to the Fund’s annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP Income Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Income Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Income Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 8

STATEMENT OF NET ASSETS
DECEMBER 31, 2012

	PRINCIPAL
ASSET-BACKED SECURITIES - 0.8%	AMOUNT	VALUE
American Credit Acceptance Receivables Trust, 1.64%, 11/15/16 (e)	$100,000	$100,022
AmeriCredit Automobile Receivables Trust, 5.19%, 8/17/15	115,000	119,763
DT Auto Owner Trust, 1.40%, 8/15/14 (e)	21,676	21,694
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	75,000	74,968

Total Asset-Backed Securities (Cost $316,332)		316,447

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.5%
BAMLL-DB Trust, 3.352%, 4/13/29 (e)	99,953	105,327
Commercial Mortgage Pass Through Certificates, 2.388%, 12/10/45	45,000	45,692
Credit Suisse First Boston Mortgage Securities Corp., 4.597%, 3/15/35	31,465	31,457
GS Mortgage Securities Corp., 3.007%, 12/10/30 (b)	30,000	30,671
GS Mortgage Securities Trust, 3.409%, 12/10/30 (b)	30,000	30,673
Motel 6 Trust, 1.948%, 10/5/25 (e)	200,000	201,494
UBS-Barclays Commercial Mortgage Trust, 2.533%, 12/10/45	100,000	101,597
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41 (r)	14,031	14,016

Total Commercial Mortgage-Backed Securities (Cost $562,188)		560,927

COMMERCIAL PAPER - 1.1%
Daimler Finance North America LLC, 0.95%, 2/7/13 (e)	200,000	199,805
Rio Tinto America, Inc., 0.406%, 1/7/13 (e)	125,000	124,993
Wyndham Worldwide Corp., 0.964%, 1/15/13 (e)	100,000	99,980

Total Commercial Paper (Cost $424,759)		424,778

CORPORATE BONDS - 77.9%
AbbVie, Inc.:
2.90%, 11/6/22 (e)	200,000	203,676
4.40%, 11/6/42 (e)	150,000	159,470
Aetna, Inc., 2.75%, 11/15/22	200,000	198,353
Agrium, Inc., 3.15%, 10/1/22	100,000	99,366
Alcoa, Inc.:
6.00%, 7/15/13	275,000	282,293
5.40%, 4/15/21	150,000	156,122
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	96,336	—
Amazon.com, Inc., 2.50%, 11/29/22	100,000	98,562
America Movil SAB de CV, 2.375%, 9/8/16	100,000	103,938
American Express Centurion Bank, 0.76%, 11/13/15 (r)	250,000	249,647
American International Group, Inc., 3.80%, 3/22/17	250,000	270,584
American National Red Cross, 5.422%, 11/15/13	335,000	338,079
Amgen, Inc.:
2.50%, 11/15/16	50,000	52,534
3.875%, 11/15/21	50,000	54,909
Anadarko Petroleum Corp., 6.375%, 9/15/17	100,000	119,450
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	100,000	100,626

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 9

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
ArcelorMittal:
5.375%, 6/1/13	$ 200,000	$202,008
5.00%, 2/25/17	150,000	151,409
ASIF Global Financing XIX, 4.90%, 1/17/13 (e)	491,000	491,693
AT&T, Inc.:
2.95%, 5/15/16	100,000	105,872
3.00%, 2/15/22	225,000	234,005
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	515,511
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	650,000	—
Autodesk, Inc., 1.95%, 12/15/17	200,000	199,006
Bank of America Corp.:
4.50%, 4/1/15	200,000	213,185
3.875%, 3/22/17	400,000	433,808
5.875%, 2/7/42	100,000	124,759
Bank of America NA, 5.30%, 3/15/17	650,000	731,061
Bank of New York Mellon Corp.:
1.70%, 11/24/14	100,000	102,269
2.40%, 1/17/17	50,000	52,380
Bank of Nova Scotia:
1.85%, 1/12/15	225,000	230,418
1.95%, 1/30/17 (e)	290,000	302,064
Barrick Gold Corp., 5.25%, 4/1/42	100,000	109,975
BellSouth Corp., 4.02%, 4/26/21 (e)	200,000	202,069
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	200,000	208,369
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	250,000	283,438
Boston Properties LP:
3.70%, 11/15/18	100,000	108,629
3.85%, 2/1/23	100,000	105,048
BP Capital Markets plc, 3.245%, 5/6/22	200,000	210,701
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	200,000	205,046
Capital One Capital III, 7.686%, 8/1/66	250,000	250,000
Cemex SAB de CV, 5.311%, 9/30/15 (e)(r)	150,000	151,875
CenturyLink, Inc.:
5.80%, 3/15/22	200,000	211,425
7.65%, 3/15/42	100,000	104,511
Chesapeake Energy Corp., 7.625%, 7/15/13	400,000	412,000
CIT Group, Inc., 4.75%, 2/15/15 (e)	75,000	78,000
Citigroup, Inc.:
6.375%, 8/12/14	200,000	216,130
3.953%, 6/15/16	400,000	430,544
4.45%, 1/10/17	400,000	443,120
Colgate-Palmolive Co., 1.30%, 1/15/17	50,000	50,858
Comcast Corp., 3.125%, 7/15/22	100,000	104,184
Corning, Inc., 4.75%, 3/15/42	400,000	421,237
COX Communications, Inc., 3.25%, 12/15/22 (e)	100,000	103,126
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	400,000	451,345
CVS Pass-Through Trust, 6.036%, 12/10/28	168,247	196,726
Daimler Finance North America LLC, 2.625%, 9/15/16 (e)	200,000	207,802
Darden Restaurants, Inc., 3.35%, 11/1/22	100,000	96,763
DDR Corp., 4.75%, 4/15/18	300,000	332,482
Deere & Co., 3.90%, 6/9/42	100,000	102,205

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Discover Financial Services:
5.20%, 4/27/22	$200,000	$227,743
3.85%, 11/21/22 (e)	300,000	309,562
DISH DBS Corp., 5.875%, 7/15/22	75,000	80,625
Dow Chemical Co.:
3.00%, 11/15/22	200,000	199,555
4.375%, 11/15/42	200,000	198,703
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75,000	77,655
Duke Realty LP, 4.625%, 5/15/13	250,000	253,491
Ecolab, Inc., 4.35%, 12/8/21	150,000	167,427
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	400,000	458,000
ERP Operating LP, 4.625%, 12/15/21	100,000	112,641
Excalibur One 77B LLC, 1.491%, 1/1/25	45,000	44,663
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	200,000	208,569
4.207%, 4/15/16	200,000	213,323
4.25%, 2/3/17	100,000	107,129
5.875%, 8/2/21	200,000	232,908
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/22	150,000	148,766
Frontier Communications Corp., 6.25%, 1/15/13	150,000	150,188
General Electric Capital Corp.:
3.35%, 10/17/16	100,000	107,339
2.90%, 1/9/17	200,000	211,468
3.15%, 9/7/22	100,000	102,169
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%, 6/18/19 (e)	400,000	426,231
General Electric Co., 4.125%, 10/9/42	100,000	102,865
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	400,000	109,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(y)*	100,000	1,250
Goldman Sachs Group, Inc., 5.75%, 1/24/22	550,000	650,217
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	100,000	115,385
HCA, Inc., 6.25%, 2/15/13	300,000	301,500
Hershey Co., 1.50%, 11/1/16	50,000	51,001
Hewlett-Packard Co., 2.20%, 12/1/15	300,000	300,410
Innovation Ventures LLC / Innovation Ventures Finance Corp., 9.50%, 8/15/19 (e)	200,000	188,000
International Business Machines Corp.:
0.875%, 10/31/14	300,000	302,528
2.90%, 11/1/21	100,000	105,045
Interpublic Group of Co.’s, Inc., 3.75%, 2/15/23	200,000	200,534
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	27,324	27
John Deere Capital Corp.:
1.25%, 12/2/14	75,000	75,997
2.00%, 1/13/17	50,000	51,736
JPMorgan Chase & Co., 4.50%, 1/24/22	550,000	622,180
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	150,000	153,000
Kern River Funding Corp., 6.676%, 7/31/16 (e)	31,477	35,258
Kraft Foods Group, Inc., 3.50%, 6/6/22 (e)	100,000	106,737
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	300,000	292,500
Lender Processing Services, Inc., 5.75%, 4/15/23	100,000	103,750
Life Technologies Corp., 3.375%, 3/1/13	320,000	320,965
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	200,000	193,604
Lowe’s Co.’s, Inc., 3.80%, 11/15/21	60,000	66,277

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 11

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Macy’s Retail Holdings, Inc., 2.875%, 2/15/23	$ 100,000	$97,923
MetLife Institutional Funding II, 1.254%, 4/4/14 (e)(r)	200,000	201,699
Morgan Stanley:
6.25%, 8/28/17	300,000	343,366
5.50%, 7/24/20	200,000	225,002
National Fuel Gas Co., 6.50%, 4/15/18	100,000	120,138
Nationwide Health Properties, Inc., 6.59%, 7/7/38	70,000	85,084
NBCUniversal Media LLC:
2.875%, 1/15/23	200,000	200,851
4.45%, 1/15/43	200,000	202,527
New Albertsons, Inc., 8.00%, 5/1/31	200,000	112,500
New York Life Global Funding, 1.65%, 5/15/17 (e)	50,000	50,920
NII Capital Corp.:
8.875%, 12/15/19	100,000	79,500
7.625%, 4/1/21	450,000	340,875
NuStar Pipeline Operating Partnership LP, 5.875%, 6/1/13	200,000	202,223
Omnicom Group, Inc., 3.625%, 5/1/22	100,000	104,172
PacifiCorp:
2.95%, 2/1/22	250,000	261,236
4.10%, 2/1/42	100,000	103,564
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 3/15/18 (e)	200,000	201,793
PepsiCo, Inc.:
2.75%, 3/5/22	200,000	205,462
3.60%, 8/13/42	50,000	48,717
Pernod-Ricard SA:
4.25%, 7/15/22 (e)	50,000	54,948
5.50%, 1/15/42 (e)	100,000	116,536
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	283,472
PPF Funding, Inc., 5.50%, 1/15/14 (e)	150,000	154,326
Rio Tinto Finance USA plc, 3.50%, 3/22/22	150,000	157,827
Royal Bank of Canada, 1.20%, 9/19/17	85,000	85,204
SABMiller Holdings, Inc., 3.75%, 1/15/22 (e)	255,000	275,357
Shell International Finance BV, 2.25%, 1/6/23	200,000	197,587
Southern Power Co., 5.15%, 9/15/41	75,000	84,457
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	250,000	268,125
SunTrust Bank, 0.602%, 8/24/15 (r)	500,000	485,754
Target Corp., 4.00%, 7/1/42	250,000	256,845
Telefonica Emisiones SAU, 0.643%, 2/4/13 (r)	150,000	149,839
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	219,620	—
Time Warner Cable, Inc.:
4.00%, 9/1/21	100,000	109,767
5.50%, 9/1/41	200,000	222,533
Time Warner, Inc.:
4.00%, 1/15/22	90,000	98,521
3.40%, 6/15/22	200,000	208,616
5.375%, 10/15/41	100,000	111,705
4.90%, 6/15/42	200,000	214,549
Toronto-Dominion Bank, 2.375%, 10/19/16	100,000	105,083
Toyota Motor Credit Corp.:
2.05%, 1/12/17	100,000	103,426
3.30%, 1/12/22	50,000	53,944
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	100,000	102,935

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
United Air Lines, Inc., 9.875%, 8/1/13 (e)	$ 159,000	$159,894
United Technologies Corp., 4.50%, 6/1/42	100,000	111,116
UnitedHealth Group, Inc.:
3.375%, 11/15/21	50,000	53,269
4.625%, 11/15/41	50,000	53,380
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	400,000	424,103
Verizon Communications, Inc.:
2.45%, 11/1/22	250,000	250,084
4.75%, 11/1/41	100,000	113,428
Volkswagen International Finance NV, 0.97%, 4/1/14 (e)(r)	300,000	300,967
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	300,000	298,500
Walt Disney Co., 0.875%, 12/1/14	50,000	50,413
Western Union Co., 2.875%, 12/10/17	100,000	99,085
Williams Co.’s, Inc., 3.70%, 1/15/23	200,000	201,731
Xerox Corp., 1.71%, 9/13/13 (r)	150,000	150,984

Total Corporate Bonds (Cost $29,885,264)		30,218,448

MUNICIPAL OBLIGATIONS - 1.7%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.21%, 3/1/13	140,000	140,997
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	70,000	73,893
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	155,000	173,301
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.584%, 9/1/27 (e)	250,000	271,482

Total Municipal Obligations (Cost $614,323)		659,673

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.4%
Fannie Mae, 3.00%, 1/4/13	510,000	534,384

Total U.S. Government Agency Mortgage-Backed Securities (Cost $536,355)		534,384

U.S. TREASURY OBLIGATIONS - 7.8%
United States Treasury Bonds:
2.75%, 8/15/42	1,555,000	1,501,547
2.75%, 11/15/42	65,000	62,623
United States Treasury Notes:
0.25%, 11/30/14	860,000	860,033
0.625%, 11/30/17	15,000	14,950
1.625%, 11/15/22	590,000	583,547

Total U.S. Treasury Obligations (Cost $3,080,186)		3,022,700

SOVEREIGN GOVERNMENT BONDS - 1.0%
Province of Ontario Canada, 2.45%, 6/29/22	400,000	405,235

Total Sovereign Government Bonds (Cost $398,522)		405,235

TIME DEPOSIT - 6.7%
State Street Bank Time Deposit, 0.12%, 1/2/13	2,615,516	2,615,516

Total Time Deposit (Cost $2,615,516)		2,615,516

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EQUITY SECURITIES - 0.3%	SHARES	VALUE
Avado Brands, Inc. (b)*	1,601	—
Intermet Corp. (b)*	1,573	—
Woodbourne Capital:
Trust I, Preferred (b)(e)	50,000	$24,750
Trust II, Preferred (b)(e)	50,000	24,750
Trust III, Preferred (b)(e)	50,000	24,750
Trust IV, Preferred (b)(e)	50,000	24,750

Total Equity Securities (Cost $261,154)		99,000

TOTAL INVESTMENTS (Cost $38,694,599) - 100.2%		38,857,108
Other assets and liabilities, net - (0.2%)		(62,513)
NET ASSETS - 100%		$38,794,595

NET ASSETS CONSIST OF:
Paid-in capital applicable to 2,346,152 shares of common stock outstanding;
$0.01 par value, 3,000,000,000 shares authorized		$44,491,568
Undistributed net investment income		141,385
Accumulated net realized gain (loss)		(6,000,208)
Net unrealized appreciation (depreciation)		161,850

NET ASSETS		$38,794,595

NET ASSET VALUE PER SHARE		$16.54

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	1	3/13	$220,469	($1)
10 Year U.S. Treasury Notes	1	3/13	132,781	(658)
Total Purchased				($659)

See notes to financial statements.

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(b) This security was valued by the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF (the Bank) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$1,551,662
Dividend income	23,933
Total investment income	1,575,595

Expenses:
Investment advisory fee	159,382
Transfer agent fees and expenses	29,921
Directors’ fees and expenses	7,422
Administrative fees	119,537
Accounting fees	6,383
Custodian fees	34,035
Reports to shareholders	35,590
Professional fees	23,089
Miscellaneous	13,759
Total expenses	429,118
Reimbursement from Advisor	(93,180)
Fees paid indirectly	(40)
Net expenses	335,898

NET INVESTMENT INCOME	1,239,697

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	143,378
Futures	(63,849)
79,529

Change in unrealized appreciation (depreciation) on:
Investments	1,971,309
Futures	(4,727)
1,966,582

NET REALIZED AND UNREALIZED
GAIN (LOSS)	2,046,111

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,285,808

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$1,239,697	$1,617,825
Net realized gain (loss)	79,529	1,309,230
Change in unrealized appreciation (depreciation)	1,966,582	(1,094,048)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,285,808	1,833,007

Distributions to shareholders from:
Net investment income	(1,312,578)	(1,706,833)
Total distributions	(1,312,578)	(1,706,833)

Capital share transactions:
Shares sold	1,971,512	1,658,159
Reinvestment of distributions	1,312,578	1,706,833
Shares redeemed	(7,190,146)	(16,514,053)
Total capital share transactions	(3,906,056)	(13,149,061)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,932,826)	(13,022,887)

NET ASSETS
Beginning of year	40,727,421	53,750,308
End of year (including undistributed net investment income of $141,385 and $212,927, respectively)	$38,794,595	$40,727,421

CAPITAL SHARE ACTIVITY
Shares sold	118,357	102,460
Reinvestment of distributions	79,214	108,508
Shares redeemed	(436,757)	(1,022,991)
Total capital share activity	(239,186)	(812,023)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Income Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute

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asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, securities valued at $160,371 or 0.4% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Asset-Backed Securities	-	$316,447	-		$316,447
Commercial Mortgage-Backed Securities	-	560,927	-		560,927
Commercial Paper	-	424,778	-		424,778
Corporate Bonds	-	30,218,421	$27		30,218,448
Municipal Obligations	-	659,673	-		659,673
U.S. Government Obligations	-	3,557,084	-		3,557,084
Other Debt Obligations	-	3,020,751	-		3,020,751
Equity Securities*	-	99,000	-		99,000
TOTAL	-	$38,857,081	$27	***	$38,857,108

Other financial instruments**	($659)	-	-		($659)

* For further breakdown of equity securities, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
*** Level 3 securities represent 0.0%.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’

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terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Notes Futures. The volume of activity has varied throughout the year with a weighted average of 40 contracts and $387,388 weighted average notional value.

Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 15.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Portfolio earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Portfolio’s average daily net assets. Under the terms of the agreement, $13,144 was payable at year end. In addition, $18,725 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .85% (.83% prior to May 1, 2012). For the purpose of this expense limit, operating

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expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% of the average daily net assets of the Portfolio. Under the terms of the agreement, $9,858 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $4,585 for the year ended December 31, 2012. Under the terms of the agreement, $361 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each regular Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). The independent Directors also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $29,827,331 and $33,311,316, respectively. U.S. Government security purchases and sales were $57,494,337 and $58,083,333, respectively.

The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2012, there were no such transactions.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($2,920,797)
31-Dec-16	(1,237,349)
31-Dec-17	(1,654,294)
31-Dec-18	(175,128)

Capital losses may be utilized to offset future capital gains until expiration; however, the Portfolio’s use of capital loss carryforwards acquired from Pinnacle Bond Portfolio of Summit Mutual Funds, Inc. may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either short-term or long-term capital losses.

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The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$1,312,578	$1,706,833
Total	$1,312,578	$1,706,833

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,539,931
Unrealized (depreciation)	(1,390,614)
Net unrealized appreciation/(depreciation)	$149,317
Undistributed ordinary income	$141,385
Capital loss carryforward	($5,987,568)

Federal income tax cost of investments	$38,707,791

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$1,339
Accumulated net realized gain (loss)	(1,339)

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2012.

NOTE E — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Portfolio’s holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008. These adjustments had the effect of changing the net asset value at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $243,250 to the Portfolio on December 27, 2011, for the benefit of affected shareholders.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012	2011	2010
Net asset value, beginning	$15.75	$15.82	$15.35
Income from investment operations:
Net investment income	.56	.68	.74
Net realized and unrealized gain (loss)	.81	(.06)	.46
Total from investment operations	1.37	.62	1.20
Distributions from:
Net investment income	(.58)	(.69)	(.73)
Total distributions	(.58)	(.69)	(.73)
Total increase (decrease) in net asset value	.79	(.07)	.47
Net asset value, ending	$16.54	$15.75	$15.82

Total return*	8.68%	3.91%	7.80%
Ratios to average net assets: A
Net investment income	3.11%	3.50%	4.10%
Total expenses	1.08%	1.02%	.92%
Expenses before offsets	.84%	.82%	.81%
Net expenses	.84%	.82%	.81%
Portfolio turnover	240%	175%	172%
Net assets, ending (in thousands)	$38,795	$40,727	$53,750

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008
Net asset value, beginning		$13.40	$16.02
Income from investment operations:
Net investment income		.86	.71
Net realized and unrealized gain (loss)		1.93	(2.57)
Total from investment operations		2.79	(1.86)
Distributions from:
Net investment income		(.84)	(.76)
Total distributions		(.84)	(.76)
Total increase (decrease) in net asset value		1.95	(2.62)
Net asset value, ending		$15.35	$13.40

Total return*		20.86%	(11.59%)
Ratios to average net assets: A
Net investment income		4.56%	5.49%
Total expenses		.94%	.88%
Expenses before offsets		.81%	.88%
Net expenses		.81%	.86%
Portfolio turnover		268%	279%
Net assets, ending (in thousands)		$60,916	$80,710

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for

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the Portfolio, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satis-fied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio’s performance was below the median of its peer group for the one- and five-year periods ended June 30, 2012 and above the median of its peer group for the three-year period ended June 30, 2012. The data also indicated that the Portfolio underperformed its Lipper index for the one-and five-year periods ended June 30, 2012 and outperformed its Lipper index for the three-year period ended June 30, 2012. The Board took into account management’s discussion of the Portfolio’s performance, the impact of certain portfolio holdings on the Portfolio’s overall performance, as well as certain changes to the portfolio management team which took effect in September 2011. The Board also noted management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance is being addressed.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits

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relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.		

*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP SRI Balanced Portfolio

Annual Report

December 31, 2012

Calvert INVESTMENTS

an Ameritas company

CALVERT VP SRI BALANCED PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Investment Management, Inc.

PERFORMANCE

For the 12-month period ended December 31, 2012, Calvert VP SRI Balanced Portfolio returned 10.51%, underperforming the Russell 1000 Index, which returned 16.42%. The relative underperformance was due to the strong performance of stocks relative to bonds, since the Portfolio allocates approximately 40% of assets to bonds.

A custom composite index (60% Russell 1000 Index and 40% Barclays U.S. Credit Index) that represents the long-term expected allocation to stocks and bonds in the portfolio returned 13.6% for the period. Underperformance relative to the composite index was due to the poor relative performance of both the bond and stock holdings relative to the Barclays U.S. Credit and Russell 1000 Indices.

INVESTMENT CLIMATE

Equities started the year strong as global infla-tion remained tame, and aggressive, accommodative monetary policy by central banks around the globe helped equity markets rally hard off the lows posted in the fall of 2011. Continuously improving U.S. economic data, strong corporate earnings, and policy steps toward mitigating the sovereign debt crisis in Europe also provided support for equity markets worldwide.

Despite the eurozone entering a double-dip recession, a material slowdown in emerging markets, particularly China, and the intensifying policy stalemate in the United States, the S&P 500, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices were all up for the year, returning 16.00%, 16.35%, 17.90%, and 18.63%, respectively.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)
One year	10.51%
Five year	2.19%
Ten year	5.45%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.91%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* The Balanced Composite Index is an internally constructed index comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.

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In a reversal of a multi-year trend, value stocks outperformed growth stocks with the Russell 1000 Value Index returning 17.51% while the Russell 1000 Growth Index returned 15.26%. Within the Russell 1000 Index, Financials, Consumer Discretionary, and Health Care were the top-performing sectors in 2012, while Utilities, Energy, and Consumer Staples lagged.

For the fourth straight year, the target federal funds rate remained in a near-zero range, so Treasury bill yields remained close to zero for yet another year. In fact, the 10-year Treasury note yield declined 12 basis points over the course of the year to 1.76%. Meanwhile, corporate bonds prices benefited from investors’ search for yield, with the Barclays U.S. Credit Index climbing 9.37% and the BofA Merrill Lynch High Yield Master II Index gaining 15.57%.

% OF TOTAL INVESTMENTS
ASSET ALLOCATION	(AT 12.31.12)

Stocks.	61%
Bonds	39%
Total	100%

Gradual Economic Recovery in the U.S. Boosted by the Housing Market

Recession in Europe and the global economic slowdown have been de-emphasizing the contribution of exports to U.S. GDP, diminishing the manufacturing sector’s ability to be the main driver of U.S. economic growth. Conveniently, improvements in the U.S. consumer sector, helped by recovery in the housing sector, filled the gap and became a more important factor for a self-sustained U.S. economic recovery.

The U.S. labor market, while still weak, showed very encouraging signs of improvement during the year as the unemployment rate dropped as low as 7.8% by year end, the lowest in four years. Construction spending increased throughout the year, vehicle sales remained strong, and the U.S. service sector also continued to show signs of recovery. An improving consumer balance sheet allowed banks to increase lending. Consumer confidence showed signs of improvement while consumer spending patterns remained promising. The U.S. housing market continued to bottom out and recover during the year as historically low mortgage rates and low home prices supported housing activity.

Accommodative Policy by the Fed as Global Easing Cycle Continues

For much of the year, the Federal Open Market Committee (FOMC) maintained it was ready to act should economic conditions in the U.S. deteriorate and warrant further action. This so-called “Bernanke put” provided support for U.S. equity markets throughout the year, with investors believing the Fed would provide future liquidity injections if the economy faltered.

In June, the FOMC announced an extension of “Operation Twist” through the end of 2012 and later announced a third round of quantitative easing (QE3), making an open-ended commitment to purchase $40 billion of mortgage-backed securities each month until substantial improvements in the labor market could be seen. Outside the United States, the global easing cycle continued as policymakers around the globe continued their efforts toward easing monetary policies.

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Good Corporate Earnings Support Equity Markets

Markets also found support in a string of good corporate earnings reports throughout the year, which helped drive improvements in investor sentiment. Improvements in top-line numbers driven by the economic recovery were encouraging. However, large U.S. companies began to face headwinds in their profits linked to the eurozone and some of the largest emerging-market economies, like China and Brazil.

“Fiscal Cliff” Fears Drive Investor Uncertainty

Despite positive macroeconomic data in the United States, the fiscal cliff became a major source of concern for investors as the year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before Congress reached a last-minute deal.

Double-Dip Recession in Eurozone

Europe continued to provide a negative backdrop to investor confidence and was a drag on the global economy throughout the year. Unemployment in the euro region reached a record high of 11.7% while the Purchasing Managers Index (PMI) remained mired deep in contraction territory. And with GDP contracting in the third quarter, the eurozone officially entered a recession for the second time in four years.

There was some progress on the policy front, however. The LTRO (long term refinancing operation) helped the eurozone sovereign bond markets by driving down short-end yields and reducing investor perception of the probability of a tail risk event. A broad agreement to create a single bank supervisory body for the eurozone was another positive policy development.

There were some notable improvements on the European sovereign debt side as yields on government debt of peripheral eurozone countries including Spain, Italy, Portugal, Ireland, and Greece declined after the European Central Bank made an open-ended commitment to purchase sovereign debt of countries under severe fiscal stress.

Economic Growth Slows in China

The Chinese economy decelerated in 2012 as foreign direct investment (FDI), one of the major drivers of economic growth in China, declined throughout the year. With export revenues deteriorating and a slumping real estate sector, investors feared a “hard landing” for the Chinese economy. However, a slower inflation trend allowed the Chinese government to reposition its economic and monetary policy from contractionary for most of 2011 to stimulative. More recent data has suggested that China’s economic slowdown may be stabilizing.

FUND PERFORMANCE

Portfolio Allocation

The Portfolio’s policy allocation is 60% to equities and 40% to bonds. However, in December 2011, we made a tactical decision to allow a 1% equity overweight and this continued as we started 2012. This helped relative performance as equities outperformed fixed income in January and February. In the meantime, we allowed the equity exposure to edge up, reaching the 62.57% high for the year on March 1.

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We rebalanced the Portfolio to policy allocation targets at the end of March, which proved to be a timely decision. Strong negative headwinds from the eurozone, a slowdown in China, and the U.S. policy stalemate were a drag on equity markets for most of the second quarter, causing our equity exposure to drift below the policy target. But this underweight position helped in April and May’s weak equity markets, and we allowed the equity exposure to drop as low as 56.61% on June 1.

However, the underweight position hurt overall performance in June and the third quarter as stocks once again outperformed bonds. We mitigated this by increasing the equity exposure to a 0.5% overweight on November 20. Equities continued to outperform fixed income through the end of the year.

Overall, the allocation effect detracted 0.05% from the Portfolio’s relative performance for the year. As of December 31, 2012, the Portfolio was allocated 61.22% to equities and 38.78% to fixed income.

Equity Portfolio

The portfolio’s sector selection resulted in a slight negative impact as the portfolio was underweight Financials. The average cash position of less than 2.0% also detracted from performance as equity markets posted strong performance for the period. Stock selection generally detracted from performance, particularly holdings in the Consumer Discretionary, Financials, and Health Care sectors.

Bond Portfolio

The portfolio’s relative underperformance resulted from its smaller allocation to corporate bonds relative to the Barclays U.S. Credit Index as well as the generally shorter maturities of its corporate bond holdings as longer-term corporate bonds generally rallied more in 2012. Maintaining a shorter duration1 than the Barclays U.S. Credit Index also hampered performance. At the beginning of the year, the portfolio had a duration of 5.52 years versus 6.74 years for the Index. Treasury futures used to hedge against interest rate changes and manage duration did not have a material effect on performance.

On the other hand, our allocation to high-yield bonds helped performance as high-yield bonds generally outperformed the investment-grade securities comprising the Index. The Index does not include high-yield securities.

We actively reduced the Portfolio’s exposure to out-of-Index investment-grade corporate and taxable municipal securities during the year, reinvesting the proceeds in more liquid holdings held by the Index. In this low interest-rate environment, we successfully increased the portfolio’s liquidity as well as selectively increased its credit exposure. While we plan to continue to hold some out-of-Index securities when they appear to offer compelling relative value, these holdings will be smaller than in the past.

OUTLOOK

We are looking for continued uncertainty surrounding the looming debt-ceiling debate and budget negotiations in the United States. We remain hopeful, however, that reason will prevail and policymakers will be able to reach a compromise.

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We believe if the housing market continues to recover and gather momentum the way it did in 2012, an additional positive multiplier effect could be felt throughout the U.S. economy as consumer confidence and spending improve. At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth, although we believe it is unlikely to derail the U.S. economic recovery.

Overall, we believe 2013 could be another good year for equity markets, despite the political dysfunction in Washington. This time, however, in addition to attractive, positive returns in equities, we may also see positive asset flows as retail and institutional investors gain further confidence in the U.S. economic recovery and improvements in the labor and housing markets, reversing a multi-year trend of outflows from equity funds.

We expect low inflation and elevated unemployment rates will keep the Fed engaged with $85 billion of government-guaranteed bond purchases each month, acting as a soft cap on longer-maturity Treasury yields. The Fed’s ongoing accommodative monetary policy will also prompt investors to continue their search for yield.

January 2013

1 Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,034.16	$4.51

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.70	$4.48

* Expenses are equal to the Fund’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Balanced Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Balanced Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Balanced Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 10

STATEMENT OF NET ASSETS
DECEMBER 31, 2012

EQUITY SECURITIES - 60.9%	SHARES	VALUE
Beverages - 1.0%
Monster Beverage Corp.*	57,050	$3,016,804

Capital Markets - 1.0%
Franklin Resources, Inc	25,400	3,192,780

Chemicals - 1.6%
Ecolab, Inc.	67,500	4,853,250

Commercial Banks - 1.6%
US Bancorp	153,350	4,897,999

Communications Equipment - 2.3%
Cisco Systems, Inc.	146,150	2,871,848
F5 Networks, Inc.*	41,800	4,060,870
		6,932,718

Computers & Peripherals - 3.8%
Apple, Inc	12,335	6,574,925
EMC Corp.*	196,950	4,982,835
		11,557,760

Consumer Finance - 2.1%
Capital One Financial Corp.	108,450	6,282,508

Containers & Packaging - 1.5%
Ball Corp	105,600	4,725,600

Distributors - 1.1%
Genuine Parts Co.	51,400	3,268,012

Diversified Financial Services - 1.9%
IntercontinentalExchange, Inc.*	39,650	4,909,067
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	247,500
Trust II, Preferred (b)(e)	500,000	247,500
Trust III, Preferred (b)(e)	500,000	247,500
Trust IV, Preferred (b)(e)	500,000	247,500
		5,899,067

Diversified Telecommunication Services - 1.5%
CenturyLink, Inc.	120,000	4,694,400

Electrical Equipment - 1.7%
Rockwell Automation, Inc	60,250	5,060,398

Energy Equipment & Services - 1.8%
Cameron International Corp.*	99,450	5,614,947

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food & Staples Retailing - 1.3%
Walgreen Co.	109,100	$4,037,791

Gas Utilities - 1.9%
Oneok, Inc.	135,500	5,792,625

Health Care Equipment & Supplies - 1.7%
CareFusion Corp.*	113,300	3,238,114
Intuitive Surgical, Inc.*	3,670	1,799,658
		5,037,772

Health Care Providers & Services - 5.9%
Cardinal Health, Inc.	95,400	3,928,572
CIGNA Corp	105,450	5,637,357
Express Scripts Holding Co.*	84,450	4,560,300
Laboratory Corp. of America Holdings*	45,300	3,923,886
		18,050,115

Hotels, Restaurants & Leisure - 0.8%
Chipotle Mexican Grill, Inc.*	8,575	2,550,720

Household Products - 2.9%
Church & Dwight Co., Inc	91,500	4,901,655
Procter & Gamble Co.	60,200	4,086,978
		8,988,633

Industrial Conglomerates - 1.6%
Danaher Corp.	86,600	4,840,940

Insurance - 1.6%
The Travelers Co.’s, Inc	68,540	4,922,543

Internet & Catalog Retail - 1.3%
priceline.com, Inc.*	6,595	4,096,814

Internet Software & Services - 1.7%
Google, Inc.*	7,470	5,298,994

IT Services - 1.9%
Alliance Data Systems Corp.*	21,100	3,054,436
MasterCard, Inc.	5,425	2,665,194
		5,719,630

Machinery - 3.8%
Cummins, Inc.	53,950	5,845,482
Deere & Co.	65,300	5,643,226
		11,488,708

Multiline Retail - 1.0%
Nordstrom, Inc.	56,000	2,996,000

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - 3.6%
Denbury Resources, Inc.*	334,350	$5,416,470
Pioneer Natural Resources Co	51,350	5,473,396
		10,889,866

Software - 2.5%
BMC Software, Inc.*	58,700	2,328,042
Microsoft Corp.	198,150	5,296,549
		7,624,591

Specialty Retail - 4.5%
Bed Bath & Beyond, Inc.*	78,750	4,402,913
TJX Co.’s, Inc.	105,150	4,463,617
Ulta Salon Cosmetics & Fragrance, Inc.	48,900	4,804,914
		13,671,444

Total Equity Securities (Cost $163,715,725)		186,003,429

	PRINCIPAL
ASSET-BACKED SECURITIES - 1.3%	AMOUNT
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	$454,445	454,378
CIT Equipment Collateral, 7.33%, 9/15/17 (e)	400,000	410,947
Credit Acceptance Auto Loan Trust, 2.06%, 4/16/18 (e)	225,303	225,342
DT Auto Owner Trust, 1.40%, 8/15/14 (e)	54,190	54,234
Ford Credit Floorplan Master Owner Trust, 2.07%, 9/15/15 (e)	420,000	422,690
Santander Consumer Acquired Receivables Trust:
1.66%, 8/15/16 (e)	619,983	625,194
2.01%, 8/15/16 (e)	421,709	423,762
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	230,000	229,901
SVO VOI Mortgage Corp., 2.00%, 9/20/29 (e)	561,174	561,084
Westlake Automobile Receivables Trust, 1.03%, 3/15/16 (e)	500,000	500,530

Total Asset-Backed Securities (Cost $3,912,902)		3,908,062

COLLATERIALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.1%
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	41,313	41,645
Springleaf Mortgage Loan Trust, 1.57%, 12/25/59 (e)(r)	297,982	299,658

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $338,279)		341,303

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.3%
BAMLL-DB Trust, 3.352%, 4/13/29 (e)	299,860	315,981
Commercial Mortgage Pass Through Certificates, 2.388%, 12/10/45	135,000	137,075
GMAC Commercial Mortgage Securities Trust, Inc., 4.079%, 5/10/36	286,063	286,919
GS Mortgage Securities Corp., 3.007%, 12/10/30 (b)	100,000	102,238
GS Mortgage Securities Trust, 3.409%, 12/10/30 (b)	100,000	102,242
Morgan Stanley Dean Witter Capital I, 6.55%, 7/15/33	2,000,000	2,058,348

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	PRINCIPAL
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
Motel 6 Trust, 1.948%, 10/5/25 (e)	$ 625,000	$629,670
UBS-Barclays Commercial Mortgage Trust, 2.533%, 12/10/45	310,000	314,952

Total Commercial Mortgage-Backed Securities (Cost $3,967,618)		3,947,425

CORPORATE BONDS - 29.5%
Agilent Technologies, Inc., 3.20%, 10/1/22	400,000	404,708
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Ally Financial, Inc., 4.50%, 2/11/14	500,000	514,375
Altera Corp., 1.75%, 5/15/17	500,000	510,889
Amazon.com, Inc., 1.20%, 11/29/17	400,000	397,802
America Movil SAB de CV, 2.375%, 9/8/16	300,000	311,815
American Express Centurion Bank, 0.76%, 11/13/15 (r)	1,200,000	1,198,307
Amgen, Inc.:
2.50%, 11/15/16	225,000	236,402
3.875%, 11/15/21	200,000	219,637
5.15%, 11/15/41	400,000	450,146
AT&T, Inc.:
2.95%, 5/15/16	300,000	317,617
3.00%, 2/15/22	800,000	832,018
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	2,500,000	—
Autodesk, Inc., 1.95%, 12/15/17	400,000	398,012
Bank of America Corp.:
1.733%, 1/30/14 (r)	400,000	403,340
0.638%, 9/15/14 (r)	600,000	594,445
5.70%, 1/24/22	1,650,000	1,984,206
Bank of America NA, 5.30%, 3/15/17	950,000	1,068,474
Bank of New York Mellon Corp.:
1.70%, 11/24/14	300,000	306,806
2.40%, 1/17/17	300,000	314,281
Bank of Nova Scotia:
1.85%, 1/12/15	450,000	460,836
1.95%, 1/30/17 (e)	605,000	630,168
BB&T Corp., 1.60%, 8/15/17	400,000	404,803
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	267,124
BellSouth Corp., 4.02%, 4/26/21 (e)	1,000,000	1,010,343
Boston Properties LP:
3.70%, 11/15/18	200,000	217,257
3.85%, 2/1/23	500,000	525,242
Campbell Soup Co., 2.50%, 8/2/22	400,000	396,421
Canadian National Railway Co.:
1.45%, 12/15/16	100,000	101,754
3.50%, 11/15/42	250,000	241,265
CBS Corp., 3.375%, 3/1/22	200,000	207,955
CC Holdings GS V LLC, 2.381%, 12/15/17 (e)	400,000	401,956
CenturyLink, Inc.:
5.80%, 3/15/22	800,000	845,702
7.65%, 3/15/42	500,000	522,555
Chesapeake Energy Corp., 7.625%, 7/15/13	900,000	927,000
Church & Dwight Co., Inc., 2.875%, 10/1/22	400,000	401,309
CIT Group, Inc., 4.75%, 2/15/15 (e)	250,000	260,000

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Colgate-Palmolive Co.:
1.30%, 1/15/17	$150,000	$152,575
2.45%, 11/15/21	1,000,000	1,032,596
2.30%, 5/3/22	1,000,000	1,008,719
Corning, Inc.:
1.45%, 11/15/17	300,000	301,180
4.75%, 3/15/42	1,000,000	1,053,092
COX Communications, Inc., 4.70%, 12/15/42 (e)	400,000	408,149
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	1,000,000	1,128,363
CVS Pass-Through Trust, 6.036%, 12/10/28	841,236	983,631
DDR Corp., 4.75%, 4/15/18	300,000	332,482
Deere & Co., 2.60%, 6/8/22	600,000	607,561
Discover Financial Services:
6.45%, 6/12/17	500,000	584,686
5.20%, 4/27/22	1,000,000	1,138,715
3.85%, 11/21/22 (e)	500,000	515,937
Discovery Communications LLC:
3.30%, 5/15/22	700,000	718,982
4.95%, 5/15/42	500,000	534,399
DISH DBS Corp., 5.875%, 7/15/22	250,000	268,750
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	150,000	155,311
Duke Realty LP, 6.25%, 5/15/13	500,000	509,890
Eaton Corp., 1.50%, 11/2/17 (e)	500,000	501,022
eBay, Inc., 2.60%, 7/15/22	300,000	303,072
Ecolab, Inc., 4.35%, 12/8/21	500,000	558,090
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,000,000	1,145,000
EOG Resources, Inc., 2.625%, 3/15/23	400,000	402,814
ERP Operating LP, 4.625%, 12/15/21	400,000	450,565
Excalibur One 77B LLC, 1.491%, 1/1/25	140,000	138,952
Experian Finance plc, 2.375%, 6/15/17 (e)	400,000	406,936
Express Scripts Holding Co., 2.75%, 11/21/14 (e)	150,000	154,739
FedEx Corp.:
2.625%, 8/1/22	400,000	397,947
3.875%, 8/1/42	200,000	195,546
First Niagara Financial Group, Inc., 6.75%, 3/19/20	500,000	591,683
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	250,000	260,711
2.75%, 5/15/15	400,000	408,228
3.984%, 6/15/16	750,000	796,369
5.875%, 8/2/21	700,000	815,177
Frontier Communications Corp., 6.25%, 1/15/13	500,000	500,625
General Mills, Inc., 3.15%, 12/15/21	1,000,000	1,045,289
Gilead Sciences, Inc., 4.40%, 12/1/21	450,000	512,983
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	1,000,000	1,038,652
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	1,000,000	272,500
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(y)*	1,250,000	15,625
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	100,000	110,539
6.15%, 4/1/18	875,000	1,027,922
5.75%, 1/24/22	1,100,000	1,300,433
Great River Energy, 5.829%, 7/1/17 (e)	225,441	239,764

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17 (e)	$300,000	$310,058
HCP, Inc., 3.15%, 8/1/22	400,000	392,004
Hershey Co., 1.50%, 11/1/16	150,000	153,002
Hewlett-Packard Co.:
0.711%, 5/30/14 (r)	500,000	490,063
2.60%, 9/15/17	250,000	243,539
Ingredion, Inc., 1.80%, 9/25/17	400,000	397,370
Intel Corp., 4.80%, 10/1/41	500,000	550,303
International Business Machines Corp.:
0.875%, 10/31/14	750,000	756,320
2.90%, 11/1/21	300,000	315,135
Jefferies Group, Inc., 5.125%, 4/13/18	250,000	262,500
John Deere Capital Corp.:
1.25%, 12/2/14	250,000	253,322
2.00%, 1/13/17	200,000	206,944
JPMorgan Chase & Co.:
1.435%, 9/22/15 (r)	500,000	507,401
4.50%, 1/24/22	2,000,000	2,262,474
Kellogg Co., 3.125%, 5/17/22	1,000,000	1,047,988
Laboratory Corporation of America Holdings, 2.20%, 8/23/17	400,000	410,577
Lender Processing Services, Inc., 5.75%, 4/15/23	600,000	622,500
Liberty Mutual Group, Inc.:
4.95%, 5/1/22 (e)	1,000,000	1,089,887
6.50%, 5/1/42 (e)	500,000	562,519
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	900,000	871,218
Lowe’s Co.’s, Inc., 3.80%, 11/15/21	200,000	220,924
Masco Corp., 5.85%, 3/15/17	400,000	435,320
Medtronic, Inc., 3.125%, 3/15/22	500,000	530,862
Memorial Sloan-Kettering Cancer Center, 4.125%, 7/1/52	400,000	395,764
Methanex Corp., 3.25%, 12/15/19	400,000	402,326
Microsoft Corp.:
2.125%, 11/15/22	300,000	297,062
3.50%, 11/15/42	300,000	290,040
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	1,328,925	355,487
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,239,234
New Albertsons, Inc., 8.00%, 5/1/31	550,000	309,375
New York Life Global Funding, 1.65%, 5/15/17 (e)	200,000	203,680
NII Capital Corp., 7.625%, 4/1/21	300,000	227,250
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (e)	100,000	101,366
Nordstrom, Inc., 4.00%, 10/15/21	200,000	222,989
Novartis Capital Corp., 2.40%, 9/21/22	400,000	401,079
NuStar Pipeline Operating Partnership LP, 5.875%, 6/1/13	600,000	606,668
NYU Hospitals Center, 4.428%, 7/1/42	300,000	291,243
Omnicom Group, Inc., 3.625%, 5/1/22	300,000	312,516
Pearson Funding Four plc, 3.75%, 5/8/22 (e)	1,000,000	1,055,090
Pentair Finance SA:
1.35%, 12/1/15 (e)	400,000	399,646
1.875%, 9/15/17 (e)	400,000	401,176
Pioneer Natural Resources Co., 5.875%, 7/15/16	900,000	1,020,501
PNC Bank NA, 2.70%, 11/1/22	500,000	500,159
Royal Bank of Canada, 1.20%, 9/19/17	935,000	937,244
Safeway, Inc., 1.811%, 12/12/13 (r)	1,750,000	1,750,542

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Safina Ltd., 2.00%, 12/30/23	$637,461	$653,438
Salvation Army, 5.46%, 9/1/16	140,000	158,218
Simon Property Group LP:
6.125%, 5/30/18	500,000	609,056
4.125%, 12/1/21	120,000	133,273
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	492,910
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	800,000	858,000
Stanley Black & Decker, Inc., 2.90%, 11/1/22	400,000	404,233
SunTrust Bank:
0.602%, 8/24/15 (r)	500,000	485,754
7.25%, 3/15/18	500,000	611,938
Tagua Leasing LLC, 1.581%, 11/16/24	600,000	599,363
Target Corp.:
2.90%, 1/15/22	425,000	450,467
4.00%, 7/1/42	300,000	308,214
Telefonica Emisiones SAU, 0.643%, 2/4/13 (r)	500,000	499,463
Texas Instruments, Inc., 1.65%, 8/3/19	400,000	399,104
The Coca-Cola Co., 0.26%, 3/14/14 (r)	1,600,000	1,599,568
The Dun & Bradstreet Corp., 2.875%, 11/15/15	1,000,000	1,014,428
Time Warner Cable, Inc.:
4.00%, 9/1/21	400,000	439,066
5.50%, 9/1/41	400,000	445,066
Time Warner, Inc.:
4.875%, 3/15/20	100,000	116,805
4.00%, 1/15/22	370,000	405,033
3.40%, 6/15/22	500,000	521,539
5.375%, 10/15/41	280,000	312,775
4.90%, 6/15/42	300,000	321,824
Toronto-Dominion Bank, 2.375%, 10/19/16	300,000	315,250
Toyota Motor Credit Corp.:
2.05%, 1/12/17	300,000	310,278
3.30%, 1/12/22	300,000	323,662
Toys R Us Property Co. I LLC, 10.75%, 7/15/17	1,000,000	1,077,500
United Parcel Service, Inc.:
3.125%, 1/15/21	150,000	161,357
2.45%, 10/1/22	300,000	300,098
US Bancorp, 2.95%, 7/15/22	300,000	303,068
US Bank:
4.95%, 10/30/14	100,000	107,520
3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,000,000	1,060,257
Viacom, Inc., 3.125%, 6/15/22	1,000,000	1,023,800
Volkswagen International Finance NV, 0.97%, 4/1/14 (e)(r)	1,000,000	1,003,224
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	1,600,000	1,592,000
Walgreen Co., 1.80%, 9/15/17	400,000	402,229
Wells Fargo & Co.:
4.375%, 1/31/13	125,000	125,372
1.23%, 6/26/15 (r)	300,000	302,834
Western Union Co., 2.875%, 12/10/17	400,000	396,339
Willis Group Holdings plc, 4.125%, 3/15/16	500,000	533,309
Wisconsin Public Service Corp., 3.671%, 12/1/42	400,000	394,764
Xerox Corp., 1.71%, 9/13/13 (r)	500,000	503,278

Total Corporate Bonds (Cost $89,603,052)		89,999,512

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - 1.4%	AMOUNT	VALUE
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	$250,000	$254,625
New York City GO Bonds, 5.206%, 10/1/31	470,000	545,599
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	600,000	752,058
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	400,000	469,596
South Bend County Indiana Economic Development Income Tax Revenue Bonds, 5.30%, 2/1/17	930,000	1,047,143
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.734%, 9/1/47 (e)	1,000,000	1,074,140

Total Municipal Obligations (Cost $3,921,541)		4,143,161

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.6%
Freddie Mac, 1.25%, 10/2/19	4,970,000	4,955,458

Total U.S. Government Agencies and Instrumentalities (Cost $4,964,553)		4,955,458

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.5%
Fannie Mae, 3.00%, 1/4/13	1,605,000	1,681,739

Total U.S. Government Agency Mortgage-Backed Securities (Cost $1,687,949)		1,681,739

U.S. TREASURY OBLIGATIONS - 1.7%
United States Treasury Bonds:
2.75%, 8/15/42	45,000	43,453
2.75%, 11/15/42	1,920,000	1,849,801
United States Treasury Notes:
0.25%, 11/30/14	900,000	900,035
0.625%, 11/30/17	2,195,000	2,187,627
1.625%, 11/15/22	80,000	79,125

Total U.S. Treasury Obligations (Cost $5,149,764)		5,060,041

TIME DEPOSIT - 1.8%
State Street Bank Time Deposit, 0.12%, 1/2/13	5,347,153	5,347,153

Total Time Deposit (Cost $5,347,153)		5,347,153

SOVEREIGN GOVERNMENT BONDS - 0.5%
Province of Ontario Canada:
1.65%, 9/27/19	600,000	599,640
2.45%, 6/29/22	1,000,000	1,013,088

Total Sovereign Government Bonds (Cost $1,594,708)		1,612,728

TOTAL INVESTMENTS (Cost $284,203,244) - 100.6%		307,000,011
Other assets and liabilities, net - (0.6%)		(1,802,388)
NET ASSETS - 100%		$305,197,623

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 159,884,171 shares of common stock outstanding;
$0.01 value, 1,000,000,000 shares authorized	$295,665,595
Undistributed net investment income	368,972
Accumulated net realized gain (loss)	(13,638,939)
Net unrealized appreciation (depreciation)	22,801,995

NET ASSETS	$305,197,623

NET ASSET VALUE PER SHARE	$1.909

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	18	3/13	$3,968,438	($1,148)
10 Year U.S. Treasury Notes	12	3/13	1,593,375	6,376
Total Sold				$5,228

(b) This security was valued by the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF (the Bank) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$4,056,665
Dividend income	2,273,507
Total investment income	6,330,172

Expenses:
Investment advisory fee	1,343,790
Administrative fees	869,511
Transfer agency fees and expenses	314,671
Directors’ fees and expenses	58,754
Custodian fees	70,856
Accounting fees	48,109
Reports to shareholders	64,388
Professional fees	54,910
Miscellaneous	21,852
Total expenses	2,846,841
Fees paid indirectly	(254)
Net expenses	2,846,587

NET INVESTMENT INCOME	3,483,585

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments*	16,610,013
Futures	357,503
16,967,516

Change in unrealized appreciation (depreciation) on:
Investments	13,863,442
Futures	(67,676)
13,795,766

NET REALIZED AND UNREALIZED GAIN (LOSS)	30,763,282

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$34,246,867

* Includes realized gain of $7,509,522 due to an in-kind redemption. See Note G.

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$3,483,585	$4,789,951
Net realized gain (loss)*	16,967,516	24,980,551
Change in unrealized appreciation (depreciation)	13,795,766	(15,170,325)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	34,246,867	14,600,177

Distributions to shareholders from:
Net investment income	(3,731,220)	(4,672,758)
Total distributions	(3,731,220)	(4,672,758)

Capital share transactions:
Shares sold	20,431,525	26,371,433
Reinvestment of distributions	3,731,220	4,672,758
Shares issued from merger (See Note F)	—	15,372,896
Shares redeemed**	(103,518,752)	(37,221,065)
Total capital share transactions	(79,356,007)	9,196,022

TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,840,360)	19,123,441

NET ASSETS
Beginning of year	354,037,983	334,914,542
End of year (including undistributed net investment
income of $368,972 and $837,053, respectively)	$305,197,623	$354,037,983

CAPITAL SHARE ACTIVITY
Shares sold	10,931,943	15,042,585
Reinvestment of distributions	1,974,191	2,667,099
Shares issued from merger (See Note F)	—	8,498,008
Shares redeemed***	(55,435,130)	(21,378,481)
Total capital share activity	(42,528,996)	4,829,211

* Includes realized gain of $7,509,522 due to an in-kind redemption during the year ended December 31, 2012. See Note G.

** Includes an in-kind redemption in the amount of $41,007,227 during the year ended December 31, 2012. See Note G.

*** Includes in-kind redemption shares of 766,400 during the year ended December 31, 2012. See Note G.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market ex-

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pectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, securities valued at $2,042,877, or 0.7% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities*	$185,013,429	$990,000	-		$186,003,429
Asset-backed securities	-	3,908,062	-		3,908,062
Collateralized mortgage-backed obligations	-	341,303	-		341,303
Commercial mortgage-backed securities	-	3,947,425	-		3,947,425
Corporate debt	-	89,151,115	$848,397		89,999,512
Municipal obligations	-	4,143,161	-		4,143,161
Other debt obligations	-	6,959,881	-		6,959,881
U.S. government obligations	-	11,697,238	-		11,697,238
TOTAL	$185,013,429	$121,138,185	$848,397	**	$307,000,011

Other financial instruments***	$5,228	-	-		$5,228

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Level 3 securities represent 0.3% of net assets.

*** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded

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equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in 2 year, 5 year, 10 year, and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 126 contracts and $2,985,289 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

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Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, on the following rates of the Portfolio’s average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement, $109,973 was payable at year end. In addition, $53,197 was payable at year end for operating expenses paid by the Advisor during December 2012.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement, $71,159 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $33,992 for the year ended December 31, 2012. Under the terms of the agreement, $2,674 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each regular Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). The independent Directors also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $195,973,503 and $194,606,932, respectively. U.S. government security purchases and sales were $259,158,030 and $283,366,995, respectively.

The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2012, such purchase and sales transactions were $1,019,590 and $7,000,000, respectively.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-17	(12,011,647)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either short-term or long-term capital losses.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$3,731,220	$4,672,758
Total	$3,731,220	$4,672,758

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$31,295,239
Unrealized (depreciation)	(8,750,054)
Net unrealized appreciation/(depreciation)	$22,545,185
Undistributed ordinary income	$368,972
Capital loss carryforward	($13,382,129)

Federal income tax cost of investments	$284,454,826

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts and wash sales.

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Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities, tax-exempt income, redemptions in-kind and distributions paid in connection with the redemption of taxpayers’ shares.

Undistributed net investment income	($220,446)
Accumulated net realized gain (loss)	(7,558,345)
Paid-in capital	7,778,791

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2012.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — REORGANIZATION

On December 9, 2010, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert VP Balanced Index Portfolio (“Balanced Index”) for shares of the acquiring portfolio, Calvert VP SRI Balanced Portfolio (“SRI Balanced”) and the assumption of the liabilities of Balanced Index. Shareholders approved the Plan at a meeting on April 15, 2011 and the reorganization took place on April 29, 2011.

The acquisition was accomplished by a tax-free exchange of the following shares:

		ACQUIRING
MERGED PORTFOLIO	SHARES	PORTFOLIO	SHARES	VALUE
Balanced Index	310,596	SRI Balanced	8,498,008	$15,372,896

For financial reporting purposes, assets received and shares issued by SRI Balanced were recorded at fair value; however, the cost basis of the investments received from Balanced Index were carried forward to align ongoing reporting of SRI Balanced’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
	NET	APPRECIATION	ACQUIRING	NET
MERGED PORTFOLIO	ASSETS	(DEPRECIATION)	PORTFOLIO	ASSETS
Balanced Index	$15,372,896	$2,510,976	SRI Balanced	$354,121,549

Assuming the acquisition had been completed on January 1, 2011, SRI Balanced’s results of operations for the period ended December 31, 2011 would have been as follows:

Net investment income	$4,893,637	(a)
Net realized and change in unrealized gain (loss) on investments	$10,587,167	(b)
Net increase (decrease) in assets from operations	$15,480,804

Because SRI Balanced and Balanced Index sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Balanced Index that have been included in SRI Balanced’s Statement of Operations since April 29, 2011.

(a) $4,789,951 as reported, plus $103,686 from Balanced Index pre-merger.
(b) $9,810,226 as reported, plus $776,941 from Balanced Index pre-merger.

NOTE G — IN-KIND TRANSFER OF SECURITIES

During the year ended December 31, 2012, the Portfolio redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

TRANSACTION		REDEEMED
DATE	SHARES	VALUE	GAIN (LOSS)
2/17/2012	766,400	$41,007,227	$7,509,522

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012	2011	2010
Net asset value, beginning	$1.749	$1.695	$1.533
Income from investment operations:
Net investment income	.024	.023	.024
Net realized and unrealized gain (loss)	.160	.054	.161
Total from investment operations	.184	.077	.185
Distributions from:
Net investment income	(.024)	(.023)	(.023)
Total distributions	(.024)	(.023)	(.023)
Total increase (decrease) in net asset value	.160	.054	.162
Net asset value, ending	$1.909	$1.749	$1.695

Total return*	10.51%	4.56%	12.10%
Ratios to average net assets: A
Net investment income	1.10%	1.37%	1.47%
Total expenses	.90%	.91%	.91%
Expenses before offsets	.90%	.91%	.91%
Net expenses	.90%	.91%	.90%
Portfolio turnover	150%	121%	116%
Net assets, ending (in thousands)	$305,198	$354,038	$334,915

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008
Net asset value, beginning		$1.247	$1.918
Income from investment operations:
Net investment income		.030	.046
Net realized and unrealized gain (loss)		.287	(.648)
Total from investment operations		.317	(.602)
Distributions from:
Net investment income		(.031)	(.044)
Net realized gain		—	(.025)
Total distributions		(.031)	(.069)
Total increase (decrease) in net asset value		.286	(.671)
Net asset value, ending		$1.533	$1.247

Total return*		25.39%	(31.38%)
Ratios to average net assets: A
Net investment income		2.11%	2.50%
Total expenses		.91%	.92%
Expenses before offsets		.91%	.92%
Net expenses		.91%	.92%
Portfolio turnover		89%	107%
Net assets, ending (in thousands)		$312,728	$267,916

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability

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and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Portfolio’s Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one- and three-year periods ended June 30, 2012 and performed below the median of its peer group for the five-year period ended June 30, 2012. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three-, and five-year periods ended June 30, 2012. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee above a certain asset level. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Portfolio’s Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its

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affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that the Portfolio’s advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under its Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under its Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under its Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three-, and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement is paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the

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Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is quali-fied to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor and Subadvisor are each likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.		

*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP SRI Equity Portfolio

Annual Report
December 31, 2012

Calvert
INVESTMENTS

an Ameritas company

CALVERT VP SRI EQUITY PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Atlanta Capital Management Company, LLC, Subadvisor

PERFORMANCE

For the year ended December 31, 2012, Calvert VP SRI Equity Portfolio returned 15.95% compared with 16.00% for the Standard and Poor’s (S&P) 500 Index. Good stock selection in the Health Care and Energy sectors was offset by weaker selection in Information Technology and Consumer Discretionary.

INVESTMENT CLIMATE

From an investment perspective, the world became less “interesting” as 2012 drew to a close. That’s a good thing. In December 2011, few would have predicted an above-average year for stocks. In fact, it looked like eurozone troubles could plunge the world back into recession. But just a month later, you’d be hard pressed to find any signs of that concern in the market. Instead, stocks soared in the first quarter of 2012 and everyone scratched their heads, including us.

In the second quarter, stocks sunk amid the botched Greece elections and renewed fears of a eurozone implosion. Softening U.S. economic data fit the global deterioration narrative and the words “fiscal cliff” were uttered for the first time on CNBC.

However, the stock market roller coaster climbed again in late summer, thanks to the Federal Reserve (Fed) and especially the Euro-pean Central Bank (ECB). Both endeavored to keep monetary conditions supportive of growth, with the Fed continuing a years-long policy of maintaining ultra-low target interest rates. But the most important economic event of the year was ECB Chief Mario Draghi’s pledge in late July to do “whatever it takes” to defend the euro, which turned the tide in the market--hopefully once and for all.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)
One year	15.95%
Five year	2.95%
Ten year	6.72%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.38%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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While the fiscal cliff grabbed headlines after the election, it did not sink the market like eurozone concerns had. Perhaps everyone realized it was a slope rather than cliff. Perhaps the visible contours of a deal assuaged investors, even as the bickering to beat the countdown clocks raged on. Perhaps the improvements in employment and especially housing helped. Perhaps all of these did.

While Utilities was the best-performing sector and Financials lagged the most in 2011, the opposite was true in 2012. The overvalued Utilities sector barely eked out a positive return. Financials generated most of its market-leading performance in the second half of the year as the severe pessimism faded. Two other stand-out sectors were Energy, which was hampered by earnings disappointments despite high oil prices, and Consumer Discretionary, which fared well due to media stocks and certain large retailers.

% of Total
Economic Sectors	Investments
Consumer Discretionary	12.6%
Consumer Staples	10.3%
Energy	9.7%
Financials	11.7%
Health Care	13.0%
Industrials	9.7%
Information Technology	27.0%
Materials	3.5%
Short-Term Investments	2.5%
Total	100%

PORTFOLIO STRATEGY

At the beginning of 2012, we decided many of our higher-growth, higher-valuation stocks with weak performance were essentially too cheap to sell. That proved to be a wise decision when the market rebounded sharply in the first quarter. But by early April, we believed the market had peaked for the year and used the rally to trim some big winners. After all, Europe wasn’t “fixed” yet, China was still softening, and the first rumblings of the U.S. fiscal cliff were being felt.

We had the right idea but did not go far enough. Many of our remaining positions suffered from growing pessimism about the eurozone. We continued to dial back risk as the market peaked again in September. Although we see better times beyond resolution of the fiscal cliff, we did not want a strong pro-growth positioning heading into the year-end deadline--a strategy that served the Portfolio well.

It’s nice when we can report that a holding became a top performer by helping society treat a terrible disease. Gilead Sciences was the Portfolio’s top performer for the year by a wide margin, soaring 76% thanks to compelling new data showing its new hepatitis C drugs should boost efficacy and nearly eliminate side effects.1 They are due to hit the U.S. market by mid-2014.

Other major contributors included SunTrust, Ecolab, and Cooper Industries. Banks generally had a good year as housing improved and bad debt costs continued to shrink. SunTrust was no exception. Ecolab gained on earnings optimism from their acquisition of Nalco. Cooper Industries rose after being acquired by Eaton.

Of course, not everything played out as planned. Green Mountain Coffee Roasters has a good fundamental story but we sold it because management hasn’t been able to adequately control growth. Acme Packet struggled to accurately forecast demand levels from their telecommunications carrier customers. The resulting earnings disappointments led to poor stock performance before we exited the position. Not holding top performers Bank of America, JPMorgan Chase, and Citigroup also hurt our relative return. The first two do not meet our

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requirements for high quality stocks, while Citigroup doesn’t meet our environmental, social, and governance criteria.

Overall, we were happy to get performance back on track in 2012. Our redoubled research efforts to better match our mix of stocks to the market environment seemed to pay dividends. We’ll continue to do this in the year ahead.

OUTLOOK

Uncertainty still exists, but we believe the polarizing market swings of the last 18 months may be behind us. The country fell off the fiscal cliff but it was a very short drop. Striking a deal averted a big mess. The bad news is there’s another cliff in six to eight weeks. And since it was a bare bones agreement, there’s much work ahead to stabilize our debt-to-GDP ratios and avoid another debt-ratings downgrade. However, the market cheered the temporary deal and, so far, doesn’t seem worried about the next cliff.

Yet there will be another contentious deadline in late February or early March involving tax revenues, entitlement reform, and spending. Therefore, the volatility and handwringing of the last few months will continue a while longer. In the end, the Grand Bargain to bring it all to an end might be a little less grand, but we still think it’s the most likely outcome. Such a deal is important for both the economy and the stock market.

Outside the beltway, it’s hard to overstate the importance of the modest pick-up in employment and clear turning point in housing. Global monetary policy supports economic growth too, and there are signs of a pick-up in activity in China. Europe’s crisis has probably passed, although we must watch the extremely weak economies in the south. But overall, we expect Europe to exit 2013 stronger than it began.

We retain our constructive view on the economy and stock market for the year ahead. But realistically, the next couple of months could be choppy. Washington holds the key to either a decent year or a potentially great one. Whatever the environment, we will continue to search for the best combination of growth and value in our high quality stock universe.

January 2013

1 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of December 31, 2012, the following companies represented the following percentages of Portfolio net assets: Gilead Sciences 2.69%, SunTrust 1.37%, Ecolab 3.53%, Cooper Industries 0%, Nalco 0%, Eaton 0.98%, Green Mountain Coffee Roasters 0%, Acme Packet 0%, Bank of America 0%, JPMorgan Chase 0%, and Citigroup 0%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,060.61	$5.69

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.61	$5.58

* Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Equity Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2013

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STATEMENT OF NET ASSETS
DECEMBER 31, 2012

EQUITY SECURITIES - 98.4%	SHARES	VALUE
Aerospace & Defense - 1.3%
B/E Aerospace, Inc.*	2,536	$125,278

Air Freight & Logistics - 3.2%
C.H. Robinson Worldwide, Inc	2,611	165,068
Expeditors International of Washington, Inc.	3,455	136,645
		301,713

Beverages - 4.2%
PepsiCo, Inc	2,611	178,671
The Coca-Cola Co	6,027	218,479
		397,150

Biotechnology - 2.7%
Gilead Sciences, Inc.*	3,482	255,753

Capital Markets - 1.7%
T. Rowe Price Group, Inc	2,449	159,503

Chemicals - 3.6%
Ecolab, Inc.	4,670	335,773

Commercial Banks - 3.6%
SunTrust Banks, Inc.	4,594	130,240
Wells Fargo & Co	6,046	206,652
		336,892

Communications Equipment - 5.7%
Juniper Networks, Inc.*	5,487	107,929
QUALCOMM, Inc.	6,922	429,303
		537,232

Computers & Peripherals - 4.8%
Apple, Inc.	846	450,943

Consumer Finance - 3.3%
American Express Co.	5,430	312,116

Diversified Financial Services - 2.0%
IntercontinentalExchange, Inc.*	1,511	187,077

Electrical Equipment - 1.0%
Eaton Corp. plc	1,721	93,265

Energy Equipment & Services - 4.6%
Cameron International Corp.*	5,355	302,343
Noble Corp	3,768	131,202
		433,545

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food & Staples Retailing - 6.2%
Costco Wholesale Corp	2,032	$200,701
CVS Caremark Corp.	7,869	380,466
		581,167

Health Care Equipment & Supplies - 2.2%
Edwards Lifesciences Corp.*	1,149	103,606
Varian Medical Systems, Inc.*	1,547	108,661
		212,267

Health Care Technology - 0.8%
Cerner Corp.*	997	77,407

Hotels, Restaurants & Leisure - 2.7%
Starbucks Corp.	4,746	254,481

Industrial Conglomerates - 4.3%
3M Co.	1,424	132,218
Danaher Corp.	4,850	271,115
		403,333

Insurance - 1.2%
Aflac, Inc	2,174	115,483

Internet & Catalog Retail - 3.6%
Amazon.com, Inc.*	826	207,442
priceline.com, Inc.*	209	129,831
		337,273

Internet Software & Services - 3.7%
Google, Inc.*	499	353,976

IT Services - 5.5%
Cognizant Technology Solutions Corp.*	3,647	270,060
International Business Machines Corp.	1,310	250,931
		520,991

Multiline Retail - 1.8%
Kohl’s Corp.	3,977	170,931

Oil, Gas & Consumable Fuels - 5.2%
QEP Resources, Inc.	6,267	189,702
Suncor Energy, Inc.	9,027	297,711
		487,413

Pharmaceuticals - 7.3%
Allergan, Inc	4,956	454,614
Novartis AG (ADR)	1,642	103,939
Perrigo Co	1,272	132,326
		690,879

Semiconductors & Semiconductor Equipment - 1.5%
Texas Instruments, Inc	4,499	139,199

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - 6.1%
Informatica Corp.*	835	$25,317
Intuit, Inc.	3,646	216,937
Microsoft Corp.	12,340	329,848
		572,102

Specialty Retail - 3.1%
Bed Bath & Beyond, Inc.*	1,830	102,315
Lowe’s Co.’s, Inc	5,458	193,868
		296,183

Textiles, Apparel & Luxury Goods - 1.5%
Nike, Inc., Class B	2,772	143,035

Total Equity Securities (Cost $7,497,985)		9,282,360

	PRINCIPAL
TIME DEPOSIT - 2.6%	AMOUNT
State Street Bank Time Deposit, 0.12%, 1/2/13	$240,278	240,278

Total Time Deposit (Cost $240,278)		240,278

TOTAL INVESTMENTS (Cost $7,738,263) - 101.0%		9,522,638
Other assets and liabilities, net - (1.0%)		(92,586)
NET ASSETS - 100%		$9,430,052

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 441,271 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$7,439,244
Undistributed net investment income	8,095
Accumulated net realized gain (loss) on investments and foreign currency transactions	198,338
Net unrealized appreciation (depreciation) on investments and foreign currencies	1,784,375

NET ASSETS	$9,430,052

NET ASSET VALUE PER SHARE	$21.37

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $2,042 )	$125,449
Interest income	260
Total investment income	125,709

Expenses:
Investment advisory fee	48,788
Transfer agency fees and expenses	14,444
Directors’ fees and expenses	1,812
Administrative fees	19,515
Accounting fees	1,574
Custodian fees	6,062
Reports to shareholders	6,209
Professional fees	19,995
Miscellaneous	1,198
Total expenses	119,597
Reimbursement from Advisor	(11,304)
Fees paid indirectly	(6)
Net expenses	108,287

NET INVESTMENT INCOME	17,422

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	613,535
Foreign currency transactions	50
613,585

Change in unrealized appreciation (depreciation) on:
Investments	840,947

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,454,532

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,471,954

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	$17,422	($6,108)
Net realized gain (loss)	613,585	487,467
Change in unrealized appreciation (depreciation)	840,947	(819,126)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,471,954	(337,767)

Distributions to shareholders from:
Net investment income	(9,377)	—
Net realized gain	(313,688)	—
Total capital share transactions	(323,065)	—

Capital share transactions:
Shares sold	1,368,019	3,620,073
Reinvestment of distributions	323,065	—
Shares redeemed	(2,772,371)	(3,656,051)
Total capital share transactions	(1,081,287)	(35,978)

TOTAL INCREASE (DECREASE) IN NET ASSETS	67,602	(373,745)

NET ASSETS
Beginning of year	9,362,450	9,736,195
End of year (including undistributed net investment
income of $8,095 and $0, respectively)	$9,430,052	$9,362,450

CAPITAL SHARE ACTIVITY
Shares sold	64,977	175,732
Reinvestment of distributions	15,370	—
Shares redeemed	(129,588)	(188,418)
Total capital share activity	(49,241)	(12,686)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Equity Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$9,282,360	—	—	$9,282,360
Other debt obligations	—	$240,278	—	240,278
TOTAL	$9,282,360	$240,278	—	$9,522,638

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,012 was payable at year end. In addition, $11,517 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is 1.12% (1.10% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor further voluntarily reimbursed the Portfolio for expenses of $1,364 for the year ended December 31, 2012.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio. Under the terms of the agreement, $1,605 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each regular Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). The independent Directors also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $2,825,519 and $4,054,477, respectively.

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The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$9,377	$ —
Long term capital gain	313,688	—
Total	$323,065	$ —

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,829,607
Unrealized (depreciation)	(82,217)
Net unrealized appreciation/(depreciation)	$1,747,390
Undistributed ordinary income	$8,095
Undistributed long term capital gain	$235,323

Federal income tax cost of investments	$7,775,248

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships and foreign currency transactions.

Undistributed net investment income	$ 50
Accumulated net realized gain (loss)	(600)
Paid-in capital	550

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2012.

For the year ended December 31, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$5,390	1.45%	$362,536	April 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012	2011	2010
Net asset value, beginning	$19.09	$19.35	$16.51
Income from investment operations:
Net investment income (loss)	.04	(.01)	(.01)
Net realized and unrealized gain (loss)	2.99	(.25)	2.86
Total from investment operations	3.03	(.26)	2.85
Distributions from:
Net investment income	(.02)	—	(.01)
Net realized gain	(.73)	—	—
Total distributions	(.75)	—	(.01)
Total increase (decrease) in net asset value	2.28	(.26)	2.84
Net asset value, ending	$21.37	$19.09	$19.35

Total return*	15.95%	(1.34%)	17.26%
Ratios to average net assets: A
Net investment income (loss)	.18%	(.06%)	(.06%)
Total expenses	1.23%	1.38%	1.29%
Expenses before offsets	1.11%	1.09%	1.08%
Net expenses	1.11%	1.09%	1.08%
Portfolio turnover	30%	61%	41%
Net assets, ending (in thousands)	$9,430	$9,362	$9,736

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008
Net asset value, beginning		$12.95	$20.38
Income from investment operations:
Net investment income		.05	.02
Net realized and unrealized gain (loss)		4.39	(7.32)
Total from investment operations		4.44	(7.30)
Distributions from:
Net investment income		(.06)	—
Net realized gain		(.82)	(.13)
Total distributions		(.88)	(.13)
Total increase (decrease) in net asset value		3.56	(7.43)
Net asset value, ending		$16.51	$12.95

Total return*		34.26%	(35.79%)
Ratios to average net assets: A
Net investment income		.31%	.13%
Total expenses		1.26%	1.19%
Expenses before offsets		1.08%	1.12%
Net expenses		1.08%	1.08%
Portfolio turnover		42%	69%
Net assets, ending (in thousands)		$8,494	$6,927

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements.
Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profit-ability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board

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also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-year period ended June 30, 2012 and above the median of its peer group for the three- and five-year periods ended June 30, 2012. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2012 and outperformed its Lipper index for the three- and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Portfolio’s performance. The Board also noted management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits

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from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profit-ability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differ-

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ences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subad-visor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.		

*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP SRI Mid Cap Growth Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS
an Ameritas company

CALVERT VP SRI MID CAP GROWTH PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by New Amsterdam Partners, LLC, Subadvisor

PERFORMANCE

For the year ended December 31, 2012, Calvert VP SRI Mid Cap Growth Portfolio returned 16.75% versus 15.81% for the Russell Midcap Growth Index. The outperformance can be attributed to both sector and stock selection.

INVESTMENT CLIMATE

Despite a weak economic background and political uncertainties, the U.S. stock market had a strong year in 2012. The S&P 500 Index rose 16.00%, the Russell 1000 Index was up 16.4%, the Russell Mid Cap Index increased 17.3%, and the Russell 2500 Index gained 17.9%. The U.S. economy picked up in the third quarter but was then slammed by Superstorm Sandy and worries about the fiscal cliff.

PORTFOLIO STRATEGY

Sector selection and strong stock selection contributed to the Portfolio’s outperformance. An overweight in Energy and a Consumer Staples underweight helped performance, while an overweight in Information Technology detracted. During the year, we sold 24 stocks and bought 26, holding a total of 44 stocks at year end.

We bolstered our Health Care exposure with the purchases of Myriad Genetics and Carefusion. Within the Consumer Discretionary area, we bought retailers Ann, Ascena Retail Group, and Buckle and sold each one when it reached its price target. Other holdings we sold after reaching their price target include Industrials holdings Colfax and Toro as well as Dolby Laboratories and j2 Global in Information Technology.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)

One year	16.75%
Five year	5.43%
Ten year	8.29%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.16%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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Our stock picks in the Consumer and Information Technology sectors added value. In Consumer Discretionary, Expedia rose 110.8% with positive earnings surprises driven by robust hotel bookings.1 TRW Automotive gained 64.5% on solid earnings due to better-than-expected global auto production, and retailer Ann (formerly Ann Taylor) rose 21.9% as changes in its merchandising and promotional strategies drove strong earnings.

Consumer Staples holding Ingredion increased 24.5% thanks to successful pricing moves intended to counter rising input costs, which created better-than-expected earnings. In Information Technology, WEX (38.9%) reached new highs with the help of good transactions growth and consistently solid earnings, while new holding IPG Photonics advanced 63.6% with solid top- and bottom-line results and market share growth.

On the other hand, our stock picking was weak in Health Care and Energy. Questcor Pharmaceuticals returned -34.8% when Aetna announced a change in its reimbursement for Questcor’s main drug, sparking concerns other insurers would follow suit. Endo Health Solutions earned -24.0% on an unfavorable patent ruling. Denbury Resources returned -21.9% during the slump in crude prices earlier in the year and FMC Technologies returned -18.0% on declining rig counts and lower commodity prices.

At year end, there were overweights in the Energy and Health Care sectors and underweights in Consumer Staples and Consumer Discretionary.

Economic Sectors	% of Total Investments

Consumer Discretionary	23.6%
Consumer Staples	6.4%
Energy	7.1%
Financials	6.4%
Health Care	11.5%
Industrials	16.3%
Information Technology	20.6%
Materials	6.2%
Short-Term Investments	0.6%
Telecommunication Services	1.3%

Total	100%

OUTLOOK

We expect U.S. GDP growth of around 2% in 2013, with faster growth in the second half. We believe the stopgap measures passed by Congress that raise taxes are likely to result in a 1.5% drag on GDP in the near term. However, the lagged effect of global monetary easing last year should more than offset the fiscal burden.

The bright spots in the economy are housing and autos. Inflation expectations are muted in the short run, but a pick-up in housing could cause an upturn in inflation. As employment continues to improve, it’s attracting labor back into the workforce, leading to an uneven reduction in the unemployment rate. The Federal Reserve has vowed to keep interest rates low until the unemployment rate drops to 6.5%, but there will be diminished effects from further global easing moves.

Serious issues still need to be faced in the first quarter of 2013--the debt ceiling and the federal budget. Those negotiations will be fraught and the markets are likely to react negatively if government spending and the growth rate of entitlement programs are not addressed. Failure to reach agreement could result in a further downgrade of the U.S. credit rating.

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Europe is likely to remain stagnant this year but China and other emerging markets appear to be rebounding, which is good for U.S. companies. Exposure to foreign sales was a net negative for U.S. firms last year, but that should change as exports continue to grow. Corporate profits held up well last year, although that was largely due to cost containment rather than revenue growth--companies held off on hiring and capital spending in the face of economic uncertainties. In 2013, we expect company revenues to grow slightly, margins to possibly dip, and corporate profits to grow in the mid-single-digit percentages.

The U.S. stock market is likely to post another positive year, although there will be gyrations along the way from budget talks and the specter of returning inflation. On the positive side for equities: valuation multiples are still moderate by historical standards, low interest rates make fixed-income assets relatively unattractive, a large amount of cash sits on the sidelines (equity mutual fund flows were negative last year, despite a strong year, and retail flows often chase performance), and the Merrill Lynch Sell Side Indicator shows many strategists to be bearish, which, perversely, can be a bullish signal for stocks.

January 2013

1. Individual security returns reflect total returns for period held in portfolio.

As of December 31, 2012, the following companies represented the following percentages of Portfolio net assets: Myriad Genetics 1.44%, Carefu-sion 1.26%, Ann 0%, Ascena Retail Group 0%, Buckle 0%, Colfax 0%, Toro 0%, Dolby Laboratories 0%, j2 Global 0%, Expedia 3.22%, TRW Automotive 3.23%, Ingredion 3.14%, WEX 3.18%, IPG Photonics 2.97%, Questcor Pharmaceuticals 1.01%, Aetna 0%, Endo Health Solutions 1.81%, Denbury Resources 2.08%, FMC Technologies 1.85%, and HollyFrontier 0%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,064.01	$5.87

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.45	$5.74

* Expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Mid Cap Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Mid Cap Growth Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2013

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STATEMENT OF NET ASSETS
DECEMBER 31, 2012

EQUITY SECURITIES - 99.5%	SHARES	VALUE
Aerospace & Defense - 2.4%
Cubic Corp.	21,150	$1,014,565

Auto Components - 3.2%
TRW Automotive Holdings Corp.*	25,475	1,365,715

Biotechnology - 1.4%
Myriad Genetics, Inc.*	22,400	610,400

Chemicals - 2.0%
Ecolab, Inc.	11,600	834,040

Commercial Banks - 1.5%
First Republic Bank	19,700	645,766

Communications Equipment - 1.6%
F5 Networks, Inc.*	6,900	670,335

Consumer Finance - 2.5%
World Acceptance Corp.*	14,250	1,062,480

Containers & Packaging - 2.0%
Ball Corp.	18,900	845,775

Diversified Consumer Services - 4.2%
Coinstar, Inc.*	17,300	899,773
Sotheby’s	26,125	878,323
		1,778,096

Electronic Equipment & Instruments - 3.0%
IPG Photonics Corp.	18,800	1,253,020

Energy Equipment & Services - 5.0%
FMC Technologies, Inc.*	18,250	781,648
Lufkin Industries, Inc	22,700	1,319,551
		2,101,199

Food Products - 3.1%
Ingredion, Inc.	20,575	1,325,647

Health Care Equipment & Supplies - 1.3%
CareFusion Corp.*	18,600	531,588

Health Care Providers & Services - 6.0%
AmerisourceBergen Corp.	20,075	866,838
Chemed Corp.	10,725	735,628
WellCare Health Plans, Inc.*	19,300	939,717
		2,542,183

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Household Durables - 2.1%
The Ryland Group, Inc.	24,700	$901,550

Household Products - 3.3%
Church & Dwight Co., Inc.	26,050	1,395,498

Insurance - 2.4%
Torchmark Corp	19,375	1,001,106

Internet & Catalog Retail - 3.2%
Expedia, Inc.	22,125	1,359,581

IT Services - 12.3%
Lender Processing Services, Inc.	43,175	1,062,968
NeuStar, Inc.*	15,750	660,398
Syntel, Inc	21,950	1,176,300
Teradata Corp.*	15,050	931,445
WEX, Inc.*	17,830	1,343,847
		5,174,958

Leisure Equipment & Products - 3.2%
Polaris Industries, Inc	15,900	1,337,985

Life Sciences - Tools & Services - 2.6%
Mettler-Toledo International, Inc.*	5,700	1,101,810

Machinery - 5.9%
Actuant Corp.	3,350	93,499
AGCO Corp.*	23,300	1,144,496
Valmont Industries, Inc.	9,275	1,266,501
		2,504,496

Media - 2.4%
Gannett Co., Inc	55,250	995,052

Metals & Mining - 2.2%
Reliance Steel & Aluminum Co	14,750	915,975

Oil, Gas & Consumable Fuels - 2.1%
Denbury Resources, Inc.*	54,225	878,445

Pharmaceuticals - 2.8%
Endo Health Solutions, Inc.*	29,150	765,771
Questcor Pharmaceuticals, Inc.	16,000	427,520
		1,193,291

Professional Services - 1.8%
Corporate Executive Board Co	16,000	759,360

Road & Rail - 2.6%
Landstar System, Inc.	20,800	1,091,168

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - 1.2%
BMC Software, Inc.*	12,800	$507,648

Specialty Retail - 5.3%
Ross Stores, Inc	21,125	1,143,919
Ulta Salon Cosmetics & Fragrance, Inc.	11,100	1,090,686
		2,234,605

Trading Companies & Distributors - 3.6%
WESCO International, Inc.*	22,350	1,507,060

Wireless Telecommunication Services - 1.3%
MetroPCS Communications, Inc.*	56,375	560,368

Total Equity Securities (Cost $34,583,174)		42,000,765

	PRINCIPAL
TIME DEPOSIT - 0.6%	AMOUNT
State Street Bank Time Deposit, 0.12%, 1/2/13	$254,924	254,924

Total Time Deposit (Cost $254,924)		254,924

TOTAL INVESTMENTS (Cost $34,838,098) - 100.1%		42,255,689
Other assets and liabilities, net - (0.1%)		(23,509)
NET ASSETS - 100%		$42,232,180

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,292,895 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$33,194,712
Accumulated net realized gain (loss)		1,619,877
Net unrealized appreciation (depreciation)		7,417,591

NET ASSETS		$42,232,180

NET ASSET VALUE PER SHARE		$32.66

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income	$394,202
Interest income	495
Total investment income	394,697

Expenses:
Investment advisory fee	275,447
Transfer agency fees and expenses	36,697
Accounting fees	6,790
Directors’ fees and expenses	7,891
Administrative fees	105,941
Custodian fees	10,942
Reports to shareholders	9,784
Professional fees	19,805
Miscellaneous	2,826
Total expenses	476,123
Fees paid indirectly	(26)
Net expenses	476,097

NET INVESTMENT INCOME (LOSS)	(81,400)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	4,197,723
Change in unrealized appreciation (depreciation)	2,314,652

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	6,512,375

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,430,975

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($81,400)	($223,833)
Net realized gain (loss)	4,197,723	5,489,450
Change in unrealized appreciation (depreciation)	2,314,652	(4,310,372)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,430,975	955,245

Distributions to shareholders from:
Net realized gain	(4,814,513)	(2,488,526)
Total distributions	(4,814,513)	(2,488,526)

Capital share transactions:
Shares sold	4,225,509	8,872,704
Reinvestment of distributions	4,814,513	2,488,526
Shares redeemed	(8,716,925)	(13,748,043)
Total capital share transactions	323,097	(2,386,813)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,939,559	(3,920,094)

NET ASSETS
Beginning of year	40,292,621	44,212,715
End of year	$42,232,180	$40,292,621

CAPITAL SHARE ACTIVITY
Shares sold	118,203	250,241
Reinvestment of distributions	150,642	78,084
Shares redeemed	(248,460)	(396,879)
Total capital share activity	20,385	(68,554)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$42,000,765	—	—	$42,000,765
Other debt obligations	—	$254,924	—	254,924
TOTAL	$42,000,765	$254,924	—	$42,255,689

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of

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the Portfolio’s average daily net assets. Under the terms of the agreement, $22,791 was payable at year end. In addition, $14,029 was payable at year end for operating expenses paid by the Advisor during December 2012.

Calvert Investment Administrative Services, Inc. an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the average daily net assets of the Portfolio. Under the terms of the agreement, $8,766 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $970 for the year ended December 31, 2012. Under the terms of the agreement, $80 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each regular Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). The independent Directors also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $25,643,075 and $30,305,723, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$769,916	$529,943
Long term capital gains	4,044,597	1,958,583
Total	$4,814,513	$2,488,526

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$8,621,991
Unrealized (depreciation)	(1,212,093)
Net unrealized appreciation/(depreciation)	$7,409,898
Undistributed ordinary income	$239,034
Undistributed long term capital gain	$1,388,536

Federal income tax cost of investments	$34,845,791

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The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses.

Undistributed net investment income	$81,400
Accumulated net realized gain (loss)	(81,400)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2012.

For the year ended December 31, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$6,772	1.46%	$470,602	October 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER31,
	2012	2011	2010
Net asset value, beginning	$31.66	$32.97	$25.07
Income from investment operations:
Net investment income (loss)	(.06)	(.18)	(.14)
Net realized and unrealized gain (loss)	5.27	.95	8.04
Total from investment operations	5.21	.77	7.90
Distributions from:
Net realized gain	(4.21)	(2.08)	—
Total distributions	(4.21)	(2.08)	—
Total increase (decrease) in net asset value	1.00	(1.31)	7.90
Net asset value, ending	$32.66	$31.66	$32.97

Total return*	16.75%	2.30%	31.51%
Ratios to average net assets: A
Net investment income (loss)	(.19%)	(.52%)	(.50%)
Total expenses	1.12%	1.16%	1.17%
Expenses before offsets	1.12%	1.16%	1.17%
Net expenses	1.12%	1.16%	1.17%
Portfolio turnover	61%	47%	100%
Net assets, ending (in thousands)	$42,232	$40,293	$44,213

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008
Net asset value, beginning		$18.99	$30.53
Income from investment operations:
Net investment income (loss)		(.05)	(.10)
Net realized and unrealized gain (loss)		6.13	(11.25)
Total from investment operations		6.08	(11.35)
Distributions from:
Net realized gain		—	(.19)
Total distributions		—	(.19)
Total increase (decrease) in net asset value		6.08	(11.54)
Net asset value, ending		$25.07	$18.99

Total return*		32.02%	(37.17%)
Ratios to average net assets: A
Net investment income (loss)		(.22%)	(.33%)
Total expenses		1.10%	1.18%
Expenses before offsets		1.10%	1.18%
Net expenses		1.10%	1.16%
Portfolio turnover		61%	51%
Net assets, ending (in thousands)		$33,192	$28,277

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the

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Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2012. The Portfolio outperformed the Lipper index for the one-, three- and five-year periods ended June 30, 2012. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees.

Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets

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above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three-, and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subad-visor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

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In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.		

*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Services fees paid to auditing firm:

	Fiscal Year ended 12/31/11		Fiscal Year ended 12/31/12
	$	%*	$	% *

(a) Audit Fees	$131,114	0%	$125,375	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$19,740	0%	$19,740	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$150,854	0%	$145,115	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/11		Fiscal Year ended 12/31/12
$	%*	$	% *

$42,500	0%	$15,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

             Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:       /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: March 1, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: March 1, 2013

            /s/ Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 1, 2013